Filed with the Securities and Exchange Commission on October 26, 2006

1933 Act Registration File No. 333-82833
1940 Act File No. 811-09445

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	16	[	X	]

 and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	19	[	X	]

(Check appropriate box or boxes.)

MARKETOCRACY FUNDS
(Exact Name of Registrant as Specified in Charter)

1200 Park Place, Suite 100
San Mateo, California 94403
(Address and Zip Code of Principal Executive Offices)

1-888- 884-8482
Registrant's Telephone Number, including Area Code

Kendrick W. Kam
Marketocracy Capital Management LLC
1200 Park Place, Suite 100
San Mateo, California 94403
(Name and Address of Agent for Service)

Copies of all communications to:
Roy W. Adams, Jr.
Attorney At Law
370 Park St., Suite 2
Moraga, CA 94556

It is proposed that this filing will become effective

[   ]  immediately upon filing pursuant to paragraph (b)

[X]  on October 27, 2006 pursuant to paragraph (b)

[   ]  60 days after filing pursuant to paragraph (a)(1)

[   ]  on ___________ pursuant to paragraph (a)(1)

[   ]  75 days after filing pursuant to paragraph (a)(2)

[   ]  on ___________ pursuant to paragraph (a)(2) of Rule 485.

MARKETOCRACY FUNDS

The Masters 100SM Fund

Prospectus

October 27, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

The Masters 100SM Fund -- Risk/Return Summary	1

Investment Strategies	5

Management of the Fund	8

How to Purchase Shares	9

How to Redeem Shares	11

Risks of Frequent Purchases and Redemptions	13

Shareholder Services	13

Dividends and Distributions	14

Taxes	14

Calculation of Share Price	14

Financial Highlights	15

The Masters 100SM Fund -- Risk/Return Summary

Investment Objective
The Masters 100SM Fund seeks capital appreciation.

Principal Strategies
In seeking capital appreciation, this diversified Fund primarily invests in stocks of U.S. and foreign companies (including investment companies) of any size, seeking to outperform the Standard & Poor’s 500 Composite Stock Price Index (“S & P 500 Index”). The Fund is not constrained by any particular investment style. At any given time, the Fund may tend to buy “growth” stocks, “value” stocks or both. Please see “Investment Strategies - Growth, Value, or Blend Styles of Investing and Financial Analysis” for further information about “growth” and “value” styles of investing for equity mutual funds.

“Top-Ranked” Marketocracy.com® Model Portfolios and Stocks. In buying and selling securities for the Fund, the Fund’s investment adviser, Marketocracy Capital Management LLC (“MCM”), generally uses information regarding the hypothetical stock investments and performances of certain “model” portfolios maintained on the Internet website, Marketocracy.com®. Each such model portfolio is a sophisticated computer simulation of an equity mutual fund portfolio managed by a member, e.g., it is a hypothetical portfolio. Marketocracy.com’s over 65,000 members have created and managed over 100,000 model portfolios to establish the members’ verifiable and easily comparable (simulated) investment performance records.

Marketocracy Data Services LLC (“MDS”), a financial publisher affiliate of MCM, operates this website seeking to:
•	Identify members who can achieve superior and verifiable (simulated) investment performances,
•	Identify the most promising stocks in these members’ “top ranked” portfolios, and
•
Research those “top ranked” stocks in depth by collecting and evaluating various data and statistics about these portfolios as well as additional research and analyses provided by members who have demonstrated success in trading the stocks in their model portfolios.

The “m100.” MDS publishes research about the top-ranked Marketocracy.com portfolios and stocks for its subscribers, including MCM. MDS’s proprietary ranking methodology assesses long and short-term model portfolio performances, as well as the specific contributions that market, sector, style and trading factors make to those performances.

MDS selects the 100 top-ranked Marketocracy.com model portfolios as the “m100.” Because no single investment style works at all times and in all circumstances, MDS repeats its ranking process periodically to quickly replace lagging m100 performers with leading performers.

Managing the Fund’s Portfolio. MDS provides information for all m100 model portfolios and stocks to MCM. In managing the Fund’s portfolio, MCM may use a significantly smaller subset of m100 model portfolios that MDS has ranked the highest for performance and may not choose all of the stocks in the m100 model portfolios.

MCM generally tends to purchase and sell the Fund’s portfolio securities seeking to achieve MCM’s chosen weightings of the stocks of the m100 model portfolios that MCM has selected. Over time, MCM may vary the selected portfolios, weightings, stocks, and other investments.

In addition, MCM closely compares the performances of each of the m100’s model portfolios it uses in managing the Fund’s portfolio to the performance of the S & P 500 Index. If one or more of the m100 model portfolios MCM uses begins to underperform the S & P 500 Index, MCM may have the Fund reinvest a portion of the Fund’s assets in securities and other instruments whose investment results closely track the price and yield performances of the S & P 500 Index or similar broad stock market index. If the performances of such m100 model portfolios thereafter begin to outperform the S & P 500 Index or such other index, MCM may have the Fund reinvest in the portfolio investments of those or other selected m100 model portfolios.

S & P 500 Index-tracking securities include certain exchange traded funds (“ETFs”), which generally are investment companies trading on securities exchanges. The Fund’s investments in investment companies are made in compliance with the Investment Company Act of 1940, as amended (the “1940 Act”). Please see “Principal Risks: Risks in Investments in Other Investment Companies” below.

Similarly, the Fund may buy and sell stock index futures contracts and related options. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index. Please see “Investment Strategies -- Exchange Traded Funds” and “Investment Strategies - Stock Index Futures” for further information about ETFs and stock index futures and options.

In addition to investments in ETFs, the Fund also may invest its cash balances in shares of money market funds. MCM also may have the Fund invest in stocks of certain other real (not hypothetical) investment companies whom MDS has ranked, based on its proprietary methodologies, as performing as well as, or better than, a m100 model portfolio. As with the m100 model portfolios and the S & P 500 Index, MCM may closely compare the performances of the m100’s model portfolios and of these MDS “top-ranked” real (not hypothetical) investment companies and similarly may allocate Fund’s assets between them based on their relative performances.

In managing the Fund’s portfolio, MCM also may consider anticipated or actual market shifts or threats to capital and certain departures from the Fund’s investment objective, strategies, and policies. Please see “Investment Strategies” for further information.

Master Members and Incentives. MCM believes that MDS provides powerful incentives for the most talented (or “master”) members to achieve superior investment performance records. Master members achieve the sense of pride and public recognition resulting from being the very top performers out of the website’s over 65,000 members from around the world. Master members have the opportunity to receive additional rewards, including cash, in website performance-related programs. Commencing October 9, 2002, the master members whose m100 model funds’ portfolios and trade data research information MCM used in managing the Fund’s portfolio have received aggregate compensation up to the m100 subscription fee that MDS receives from MCM, which fee is thirty basis points (0.30%) of the Fund’s average annual net assets.

Principal Risks
There are risks involved with any investment that could cause you to lose money, including your initial investment. The principal risks associated with an investment in the Fund include:

Stock Market Risks: The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Fund or MCM.

Investment Selection Risks: The strategies used by MCM in selecting Fund’s portfolio investments, including other investment companies and stock index futures and options, may not always be successful. The investments may decline in value or not increase in value when the stock market in general is rising.

Risks of Investments in Other Investment Companies: Because the Fund is a mutual fund, the Fund’s investments in other investment companies (including ETFs and money market and other mutual funds) are subject to certain regulatory restrictions that present certain risks not present in investments in the stocks of ordinary companies. Under the 1940 Act, the Fund and its affiliated persons may not purchase more than three percent (3%) of the outstanding securities of another investment company. Accordingly, the Fund may not be able to achieve MCM’s chosen weightings of the portfolios investments of the m100 model portfolios and the securities of other investment companies. Also, the Fund cannot require another investment company to redeem more than one percent (1%) of that investment company’s outstanding shares in any period less than thirty (30) days. Thus, the liquidity of such an investment by the Fund could be impaired. In addition, the Fund must vote its shares of another investment company either (i) by seeking instructions from the Fund’s shareholders as to how to vote the shares of such investment company; or (ii) in the same proportion as the vote of all of the other investment company’s shareholders. Investment in another investment company also usually involves payment of the other investment company’s pro rata share of advisory fees or administrative and other fees and expenses charged by such investment company, in addition to those paid by the Fund.

Stock Index Futures Contracts and Options Risks: Because positions in stock index futures contracts and certain options may be closed out only on an exchange or board of trade that provides a secondary market for such futures and options, investment in such futures may involve liquidity risks, for no liquid secondary market may exist at a particular time. Investments in futures contracts also require the payment and segregation of initial deposits and daily variation margin payments to the Fund’s custodian. Unexercised options could expire worthless with the loss of the premium paid.

Portfolio Turnover Risks: The investment policies of the Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements. In addition, the Fund also may engage in active trading of the Fund’s portfolio investments to achieve its investment goals. Above-average portfolio turnover rates will result in payment by the Fund of above-average transaction costs, could result in capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary rates, and could negatively affect the Fund’s performance.

Small and Medium Companies Risks: The Fund may invest in small and medium-size companies, which often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Foreign Investment Risks: Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

Website Members Participation and Internet Reliance Risks: Operation of Marketocracy.com’s website depends on continued active participation of sufficient numbers of the website’s members as well as the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the members’ abilities to actively participate in managing their model portfolios, or MDS to provide m100 data, or MCM to manage the Fund’s portfolio.

Performance Summary
The following bar chart and table show performance information for the Fund. The bar chart indicates the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year (on a calendar year basis). The table shows how the Fund’s average annual returns compare with those of broad-based securities market indices. Of course, past performance, before and after taxes, is no guarantee of future results.

Masters 100SM Fund
Returns for the Year Ended 12/31

The year-to-date return ended September 30, 2006 was 5.79%

Best Quarter:	June 30, 2003	22.78%
Worst Quarter:	September 30, 2002	(15.52%)

Average Annual Total Returns (ended 12/31/2005)	One Year	Since Inception*
The Masters 100SM Fund
Return before taxes	8.65%	9.38%
Return after taxes on distributions(1)	8.65%	8.28%
Return after taxes on distribution and sale of fund shares(2)	5.62%	7.56%
Standard & Poor’s 500 Index (2)	4.91%	4.84%
Dow Jones Industrial Average(3)	1.72%	5.40%
NASDAQ-100 Index(4)	2.12%	5.65%
*	TheFund commenced the public offering of its shares on November 5, 2001.
(1)
After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. In certain cases the figure representing “Return After Taxes on Distributions and Sales of Fund Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits you.

(2)
The S& P 500 Index is an unmanaged, market-value weighted index of 500 stocks chosen by Standard & Poor’s on the basis of market size, liquidity, and industry group representation. The S & P 500 Index is one of the most widely used benchmarks of U.S. equity performance. A direct investment in an index is not possible. The Index does not reflect any deduction for fees, expenses or taxes.

(3)
The Dow Jones Industrial Average (“DJIA”) is comprised of a price-weighted average based on the price movement of 30 blue chip stocks. The DJIA does not reflect any deduction for fees, expenses or taxes.

(4)
The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum sales charge (load) imposed on reinvested dividends	None
Maximum deferred sales charge (load)	None
Exchange fee	None
Redemption fee	None(1)
Maximum account fee	None(2)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	1.50%
Distribution (12b-1) Fees	None
Other Expenses(3)	0.45%
Total Annual Fund Operating Expenses(4)	1.95%

(1)	The Fund’s Transfer Agent charges a wire redemption fee of $15 and Individual Retirement Accounts (“IRA”) accounts are charged a $25 distribution fee.
(2)	IRA Accounts are assessed a $15 annual fee.
(3)
The percentage in “Other Expenses” is based on actual amounts for the current fiscal year. The Fund is a so-called “unified fee fund,” e.g.,the Fund’s administrator receives an annual compensation of 0.45% of the Fund’s average daily net assets for Fund administration duties, and from this compensation pays all expenses of the Fund, except for brokerage fees (including commissions, mark ups and mark downs), annual account fees for margin accounts, and foreign tax withholdings, which are paid by the Fund. See note (4) below.

(4)
Under the Investment Advisory and Management Agreement between the Trust and MCM, the Fund’s investment adviser, MCM has contractually agreed that the Fund’s total annual operating expenses will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. This arrangement will continue as long as the Fund’s Board of Trustees annually renews the Investment Advisory and Management Agreement.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, your dividends and distributions have been reinvested, and the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year
$198	$612	$1,052	$2,275

Investment Strategies

The Fund may use one or more of the strategies and techniques described below in making portfolio decisions for the Fund seeking to meet the Fund’s investment objective of capital appreciation. Each strategy and technique involves certain special risks.

Managing the Fund’s Portfolio. In managing the Fund’s portfolio, MCM generally uses the information regarding the hypothetical stock investments and performances of the m100 model portfolios. Because no single investment style works at all times and in all circumstances, MCM monitors the changes in the m100 as MDS repeats its ranking process periodically to quickly replace lagging m100 performers with leading performers. MCM generally tends to purchase and sell the Fund’s portfolio securities seeking to achieve MCM’s chosen weightings of the stocks of the m100 model portfolios MCM has selected. Over time, MCM may vary the selected portfolios, weightings, stocks, and other investments.

In addition, MCM closely compares the performances of each of the m100’s model portfolios it uses to manage the Fund’s investments to the performance of the S & P 500 Index. If one or more of the m100 Funds begins to underperform the S & P 500 Index, MCM may have the Fund reinvest in securities and other instruments whose investment results closely track the price and yield performances of the S & P 500 Index or similar broad stock market index. If the performances of such m100 Funds thereafter begin to outperform the S & P 500 Index or other index, MCM may have the Fund reinvest in the portfolio securities of those or other selected m100 model portfolios.

Similarly, MCM may have the Fund invest in stocks of certain real (not hypothetical) investment companies whose performances MDS has ranked, based on its proprietary methodologies, as performing as well as or better than a m100 model portfolio. As with the model portfolios and the S & P 500 Index, MCM closely compares the performances of m100’s model portfolios and of these MDS top-ranked real (not hypothetical) investment companies and similarly may allocate Fund’s assets based on their relative performances.

Exchange Traded Funds. As described above in the Risk/Return summary under “Principal Strategies - The m100 and Managing the Fund’s Portfolio,” the Fund may buy and sell ETFs for hedging purposes or to attempt to increase investment return. An ETF generally is an investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. The portfolios of ETFs generally consist of common stocks that closely track the performance and dividend yield of specific securities indices, either broad market, sector or international. Standard & Poor’s Depository Receipts (“SPDRs”) are interests in a unit investment trust representing an undivided interest in a portfolio of all of the common stocks of the S & P 500 Index. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of stocks in a single security. Although index mutual funds are similar, they generally are issued or redeemed only once per day at the close of the New York Stock Exchange. For a discussion of risks of investments in ETFs and other investment companies, please see “Principal Risks: Risks of Investment in Investment Companies” in the “Risk Return Summary” and the discussion in the Fund’s Statement of Additional Information under the heading “Investment Policies and Risks - Exchange Traded Funds.”

Stock Index Futures Contracts and Options. Also as described above, the Fund may buy and sell stock index futures contracts and related options for hedging purposes or to attempt to increase investment return. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. Positions in index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin,” which does not involve borrowing but is similar to a performance bond or good faith deposit. Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and covered put options on index futures contracts, the Fund may purchase and sell call and covered put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option.

The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices that it has purchased. The Fund may also allow such options to expire unexercised. Compared to the purchase or sale of futures contracts, the purchase of call or covered put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a covered put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts. For further information regarding index futures contracts and options, please see the discussion in the Fund’s Statement of Additional Information under the heading “Investment Policies And Risks - Futures Contracts” and “Investments, Policies And Risk -- Special Risks Of Transactions In Futures Contracts And Options.”

Portfolio Turnover. A change in the securities held by the Fund is known as “portfolio turnover.” The length of time the Fund has held a particular security is not necessarily a consideration in investment decisions. However, the inherent nature of the Fund’s investment strategies, e.g., seeking to achieve MCM’s chosen weightings of the portfolios investments of the m100 model portfolios that MCM has selected, which may vary overtime, including the periodic re-ranking of the m100’s model portfolios and other investment companies, may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements. In addition, the Fund also may engage in active trading of its portfolio securities to achieve its investment goals. The Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund also may sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in securities prices.

These practices likely will result in the Fund experiencing a high turnover rate (100% or more) and could negatively affect the Fund’s performance. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. In addition, the Fund may also engage in active trading of its portfolio investments to achieve its investment goals, which could result in above-average portfolio-turnover. Above-average portfolio turnover rates will result in payment by the Fund of above-average transaction costs, could result in capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary rates, and could negatively affect the Fund’s performance. Accordingly, the Board of Trustees periodically reviews the Fund’s portfolio turnover and its impact on the Fund’s performance. For further information regarding portfolio turnover, please see “Portfolio Turnover” in the Fund’s Statement of Additional Information.

Other Circumstances. Under normal circumstances, the Fund invests consistently with its investment objective, strategies and policies as described above. However, in other circumstances, including during periods of adverse market, economic, political, or other conditions, or in other appropriate circumstances, such as the case of unusually large cash inflows or redemptions, the Fund may conclude that so doing would be inconsistent with the best interests of its shareholders. Accordingly, in such circumstances the Fund temporarily may depart from such investment objective, strategies and policies and may use alternative or defensive strategies primarily designed to avoid losses or disruptions to the management of its portfolio. For example, the Fund may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Fund believes to be consistent with the Fund’s best interests. However, if it does so, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested in stocks.

Growth, Value or Blend Styles of Investing. Equity mutual funds generally emphasize either “growth” or “value” styles of investing or a “blend” of each as further described in the side box to the right. The Fund is not constrained by any particular investment style. Although certain of the Fund’s investments may produce dividends, interest or other income, current income is not a consideration in selecting the Fund’s investments.

Styles of Investing for Equity Funds
Growth funds generally invest in companies that exhibit faster-than-average growth in revenues and earnings, appealing to investors who are willing to accept more volatility in hopes of a greater increase in share price.

Value funds generally invest in companies that appear under-priced according to certain financial measurements of their intrinsic worth or business prospects. Value funds generally appeal to investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.

Blend funds seek to offer the best features of both growth and value styles.

However, in purchasing securities for the Fund or even in evaluating the m100 model portfolio information or real investment company information, MCM also may use fundamental and technical research analyses of an issuer. Please see “Fundamental and Technical Analyses” below. When selling securities from the Fund’s portfolio, MCM also may consider whether (1) the performance of the security has achieved the Fund’s investment objective, (2) MCM’s outlook has changed about the security (e.g. anticipated changes in the company’s market place or product line do not occur); and (3) the security is no longer attractive because it no longer meets the Fund’s criteria for purchase or because of circumstances impacting the security’s value (e.g. unexpected regulatory delays).

Fundamental and Technical Financial Analyses. The stock market analyses used in determining whether a particular security or group of securities are undervalued or overvalued relative to their current market prices generally falls into two major schools: fundamental financial analysis and technical financial analysis.

(1)	Fundamental financial analysis relies on an analysis of the balance sheet and income statements of companies in order to forecast their future stock price movements.

(2)
Technical financial analysis is not concerned with the financial position of a company, but instead relies on stock market price and volume movements through the use of charts and computer programs to identify and project trends in a market or security.

MCM generally uses fundamental financial analysis in evaluating the Fund’s portfolio securities more often than technical financial analysis.

When applying fundamental financial analysis, MCM generally values a company by focusing on the company’s “fundamental worth.” A company’s fundamental worth is the value of the basic businesses of the company, including products, technologies, customer relationships and other sustainable competitive advantages. MCM usually considers the company’s assets and earning power, price-earnings ratios compared with sales and balance sheet strength, and whether or not the company has a strong competitive position in market share, brand identification, technological exclusivity, product and service. MCM also may review traditional financial data such as return on assets and equity, gross and net margins, inventory turns, book value, and debt-equity ratios. MCM may, from time-to-time, employ dividend and cash flow discounting models to determine the company’s intrinsic value, and then compares to the company’s current share price.

MCM also may consider factors such as growth potential, earning estimates, management, sales, earnings, earnings growth, profit margins, debt, cash flow, insider transactions, and assessments of the companies’ products and technologies. MCM also may use the customary information sources such issuer’s annual and other periodic reports, prospectuses, financial newspapers and magazines, corporate rating services, company press releases, inspection of corporate activities, etc.

As part of its research, MCM may rely upon specific sources of information including general economic and industry data as provided by the U.S. Government, various trade associations and other sources, brokerage research reports, and published corporate financial data such as annual reports, Form 10-Ks, and quarterly statements, as well as direct interviews with company management.

Portfolio Holdings. A description of the Fund’s polices and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information under the heading “Portfolio Holdings Information” and on the Fund’s website, http://funds.marketocracy.com.

Management of the Fund

Investment Adviser

Marketocracy Capital Management LLC. The Trust retains MCM, to manage the investments of the Fund. MCM is located at 1200 Park Place, Suite 100, San Mateo, California, 94403.

Portfolio Manager

Kendrick W. Kam is the portfolio manager of the Fund. Mr. Kam is the Chairman and founder of MCM, which he formed in June 2000. From 1994 until 1999, Mr. Kam served as a portfolio manager for several of the Firsthand Funds, which were technology- and medical-related mutual funds, and was President and co-founder of Firsthand Capital Management, Inc. (formerly Interactive Research Advisers, Inc.), the investment adviser to Firsthand Funds. Prior to 1994, Mr. Kam was co-founder and Vice President of Marketing and Finance for Novoste Puerto Rico, Inc., a medical device company headquartered in Aguadilla, Puerto Rico. Mr. Kam holds a Bachelor of Science Degree in Finance from Santa Clara University and a Masters of Business Administration in Marketing from Stanford University.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Fees

The Fund’s investment adviser, MCM, receives an investment advisory and management fee from the Fund at the annual rate of 1.50% of the average daily net assets of the Fund. The Fund’s Investment Advisory and Management Agreement also requires the Fund’s investment adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund’s total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. The Fund paid MCM $641,276 in management fees for the fiscal year ended June 30, 2006.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory and Management Agreement is available in the Fund’s semi-annual Report to Shareholders for the period ended December 31, 2005.

Fund Administration, Transfer Agent, and Custody Services

As the Fund’s administrator (and not as its investment adviser), MCM is obligated to provide all of the Fund’s necessary administration services and has engaged U.S. Bancorp Fund Services, LLC, located in Milwaukee, Wisconsin (“Transfer Agent”), to provide transfer agent services to the Fund and sub-administration services to MCM in respect of the Fund. Union Bank of California, N.A., serves as custodian for the Fund.

Distributor

Rafferty Capital Markets, LLC serves as principal underwriter for the Fund and as such, is the exclusive agent for the distribution of shares of the Fund.

How to Purchase Shares

Opening an Account - $2,000 Minimum
You may open an account directly through the Transfer Agent or through a brokerage firm or financial institution that has agreed to sell the Fund’s shares or otherwise has been authorized and designated by the Fund to receive purchase and redemption orders from investors on the Fund’s behalf for purposes of Rule 22c-1 under the 1940 Act (each referred to in this prospectus as a “Broker”). An account application is included with this prospectus. Your initial investment in the Fund ordinarily must be at least $2,000.

In compliance with the U.S.A. PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Feel free to contact the Transfer Agent at 1-888-884-8482 if you need additional assistance when completing your application.

If the Fund or the Transfer Agent does not have a reasonable belief of the identity of a customer, the Fund or the Transfer Agent may reject the account or you will not be allowed to perform a transaction in respect of the account until such information is received. The Fund may also reserve the right to close the account within five (5) business days, if it does not receive clarifying information/documentation.

Additional Investments - $50 Minimum
You may purchase and add shares to your account through the Transfer Agent or through a Broker. The minimum additional investment is $50. Each additional purchase request must contain the account name and number to permit proper crediting. Please note that a service fee of $25.00 will be deducted from your Fund account for any purchase payments that are returned for any reason.

Purchasing Shares Through Your Broker
Any order placed with a Broker is treated as if it were placed directly with the Fund. Your shares will be held in a pooled account in the Broker’s name, and the Broker will maintain your individual ownership information. In addition, the Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s prospectus. Purchase orders given to Brokers prior to the close of the regular session of trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m., Eastern time, on any business day that the NYSE is open for trading, and transmitted to the Transfer Agent in accordance with the Broker’s agreement with the Fund will be confirmed at the net asset value determined as of the close of the regular session of trading on that day. It is the responsibility of your Broker to transmit properly completed orders promptly. Brokers may charge a fee (separately negotiated with their customer) for effecting purchase orders.

Purchasing Shares by Mail
You may also open an account and make an initial investment in the Fund by sending a check and a completed account application form to the addresses below. Checks should be made payable to “Marketocracy Funds.” The Fund will not accept payment in cash, money orders, or cashier’s checks in amounts of less than $10,000. Also, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. All purchases must be in U.S. dollars drawn on a domestic financial institution.

By Regular Mail Marketocracy Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	By Overnight Mail Marketocracy Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202

NOTE:  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Purchasing Shares by Telephone
For Subsequent Investments

You may purchase additional shares of the Fund by calling 1-888-884-8482. If elected on your account application, telephone orders of $50 or more will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase by telephone. Your shares will be purchased at the next asset value calculated on the day of your telephone purchase order.

Purchasing Shares by Wire
Initial Investment—By Wire

If you are making an initial investment in the Fund, before you wire any funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, the Transfer Agent tentatively will open an account for you and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given. Your investment in the Fund will not be effective until your wired funds are received by the Fund. The Fund and U.S. Bank, National Association are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments—By Wire

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will assist the Transfer Agent in promptly and accurately crediting your account upon receipt of your wire.

U.S. Bank, National Association
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
A/C #112-952-137
Further Credit: Marketocracy Funds, The Masters 100SM Fund
(name/title on the account & account #)

Automatic Investment Plan
By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments in the Fund from your bank or other financial institution, which must be a member of the Automated Clearing House (“ACH”) network. The minimum investment must be $50 under the plan. There is currently no charge to you for participating in the Automatic Investment Plan. If, however, your payment does not clear, the Transfer Agent may charge a $25 fee to your account. Your depository institution may impose its own charge for debiting your account, which would reduce your return from an investment in the Fund. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent. Your request must be received five (5) days prior to the effective date.

When Purchase Orders are Received
Shares of the Fund are sold through the Distributor / Transfer Agent on a continuous basis at the net asset value next determined after the Transfer Agent has received your purchase order. Purchase orders received by the Transfer Agent prior to the close of the regular session of trading on the NYSE, usually 4:00 p.m., Eastern time, on any business day that the NYSE is open for trading, will be confirmed at the net asset value determined as of the close of the regular session of trading on that day.

The Transfer Agent (or your broker) mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust reserves its rights to limit the amount of any investments and to reject any purchase order in whole or in part or refuse to sell to any person for any reason or no reason. If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

How to Redeem Shares

You may redeem shares of the Fund on any day that the Trust is open for business. You will receive the net asset value per share next calculated after receipt by the Transfer Agent of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by wire. If you would like your proceeds to go somewhere other than your home address or bank address of record, you may send a letter of instruction signed by all owners of the account. The letter will need to have all signatures guaranteed by an eligible guarantor institution.

Redeeming By Telephone
You may redeem shares having a value of less than $50,000 by telephone. The proceeds will be sent to the address of record or wired to a shareholder’s bank account of record, or proceeds may be sent via electronic funds transfer through the ACH network to the bank account of record. Wire transfers are subject to a $15 fee paid by the investor; however, you will not incur any charge when proceeds are sent via the ACH network. To redeem by telephone, call the Transfer Agent (nationwide toll-free 1-888-884-8482). The redemption proceeds will normally be sent on the next business day after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

The telephone redemption privilege is automatically available to all new accounts (except for IRAs). If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Transfer Agent and instruct them to remove this privilege from your account.

You may change the bank or brokerage account that you have designated at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). A signature guarantee will also be required when changing ownership of an account, adding or changing automated bank instructions, or when paying proceeds to someone other than the registered investor. The Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous thirty (30) days.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redeeming By Mail
You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust’s account records. If the shares to be redeemed have a value of $50,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within thirty (30) days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed. A signature guarantee will also be required when changing ownership of an account, adding or changing automated bank instructions, or when paying proceeds to someone other than the registered investor. The Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation. Written redemption requests may also direct that the proceeds be deposited electronically according to the commercial bank wiring instructions designated for your account at the time of redemption. Proceeds of redemptions requested by mail are normally mailed within three (3) business days following receipt of instructions in proper form.

Redeeming Through Brokers
You may also redeem shares of the Fund by placing a wire redemption request through a Broker. The Broker may charge you a fee for this service. You will receive the net asset value per share next calculated after receipt by the Broker of your wire redemption request. Redemption orders given to the Broker prior to the close of the regular session of trading on the NYSE, usually 4:00 p.m. Eastern time, on any business day that the NYSE is open for trading, and transmitted to the Transfer Agent in accordance with the Broker’s agreement with the Fund will be confirmed at the net asset value determined as of the close of the regular session of trading on that day. It is the responsibility of the Broker to promptly transmit wire redemption orders.

Additional Redemption Information
If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States according to the commercial bank wiring instructions designated for your account at the time of redemption, and you will be charged a $15 processing fee by the Fund’s Transfer Agent. The Trust reserves the right, upon thirty (30) days written notice, to change the processing fee. All charges will be deducted from your account by redeeming shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated commercial bank or brokerage account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution by way of an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Trust reserves the right to require you to close your account, other than an IRA account, if at any time the value of your shares is less than $2,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust’s intention to close your account, you will be given sixty (60) days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax. Requests that do not indicate a preference will be subject to withholding.

Household Delivery of Shareholder Documents
Only one prospectus, annual and semi-annual Report will be sent to shareholders with the same last name and address on their Marketocracy accounts, unless you request multiple copies. If you would like to receive separate copies, please call us at 1-888-884-8482. We will begin sending your additional copies free of charge within thirty (30) days. If your shares are held through a financial institution, please contact them directly.

Risks of Frequent Purchases and Redemptions

Frequent or short-term purchases and redemptions (market timing) or other excessive trading into and out of a mutual fund by investors may cause the dilution in the value of the shares held by that mutual fund’s long-term shareholders. Such activities also may interfere with the efficient management of the mutual fund’s portfolio or may result in increased brokerage and administrative costs to the mutual fund. Notwithstanding these possibilities, the Fund neither encourages nor discourages such trading activities. Accordingly, the Fund, has not adopted any policies and procedures with respect to, market timing or other excessive trading by the Fund’s shareholders, including any policies or procedures for detecting any such activities by shareholders holding their Fund shares directly or through omnibus accounts at financial intermediaries nor any redemption fees on redemptions made within seven (7) days of purchase. The Board of Trustees of the Trust deems it appropriate for the Trust not to adopt such policies and procedures based on several factors and the fairly unique characteristics of the Fund, including:

Fund Extremely Diversified. The Fund is extremely diversified, both in the typically very high number of different issuers of the Fund’s portfolio securities and the extreme breadth of the nature of those issuers’ businesses, industries, etc. For example, at June 30, 2006, the Fund’s most recently completed fiscal year-end, the Fund’s portfolio consisted of securities issued by nearly 300 different companies spread over the entire 10 sectors of the S & P 500 Index. Moreover, the Fund’s weightings of these S & P 500 Index sectors vary over time. With such extreme diversification and varying sector weightings, the Board believes that the potential for profitable market timing of the Fund likely is considerably lower than other less diversified mutual funds.

Reduced Opportunity for Liquidity or Time Zone Arbitrage. Virtually all of the Fund’s portfolio securities are traded primarily on U.S. securities exchanges. Thus, the Board believes there would be little opportunity to engage in “time zone arbitrage” market timing to exploit events occurring after the close of those markets and the time the Fund next calculates its net asset value.

Fund Portfolio Turnover. The Fund’s principal investment strategy may involve frequent trading of portfolio securities and higher than average portfolio turnover. Frequent portfolio trading and MCM’s highly efficient trading methods reduce the potential for market timing to disrupt MCM’s management of the Fund’s portfolio.

Omnibus Accounts. A substantial majority of the Fund’s shares are held in omnibus accounts at financial intermediaries, e.g., all of the Fund’s shares owned by a particular financial intermediary’s customers, who are not known to the Trust, are held in a single account. Thus, until such time as the Trust obtains the agreements of all such financial intermediaries, the Trust finds it difficult, if not impossible, as a practical matter to detect market timing or other excessive trading by the customers of such financial intermediaries.

No Intra-Fund Group Exchanges. The Fund’s shareholders have no exchange privilege to any other mutual fund. Thus, there is no opportunity of market timers to exchange between the Fund and another series of the Trust or another mutual fund.

Right to Refuse Any Share Purchase. The Trust reserves its rights to limit the amount of any investments and to reject any purchase order in whole or in part or refuse to sell to any person for any reason, or no reason.

Shareholder Services

Contact the Transfer Agent (nationwide toll-free 1-888-884-8482) for additional information about the shareholder services described below.

Retirement Plans
You may purchase shares of the Fund for your individual retirement plans. Please call the Transfer Agent at the above number for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Shareholder Reports and Confirmations
As a shareholder, you will be provided annual and semi-annual reports showing the Fund’s portfolio investments and financial information. Account and tax statements will be mailed to you on an annual basis. You will also receive confirmations of your purchases and redemptions of Fund shares.

Dividends and Distributions

The Fund expects to distribute substantially all of its net investment income and net realized gains, if any, at least annually. Unless you provide a written request to receive payments in cash, your dividends and distributions will automatically be reinvested in additional shares of the Fund. You may indicate on your application whether or not you wish to have your dividends distributed in cash payments. All distributions will be based on the net asset value in effect on the payable date.

If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six (6) months, your dividends may be reinvested in your account at the then-current net asset value. All future distributions will automatically be reinvested in shares of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Taxes

In the past, the Fund has qualified and currently intends to continue to qualify and to be treated, as a “regulated investment company” under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment company taxable income and net capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax or excise tax on that part of its investment company taxable income and net realized capital gains that it distributes to its shareholders in accordance with the Internal Revenue Code’s timing requirements.

Dividends and distributions paid to shareholders (whether received in cash or reinvested in additional shares) are generally subject to federal income tax and may be subject to state and local income tax. Dividends from net investment income and distributions from any excess of net realized short-term capital gains over net realized capital losses are taxable to shareholders (other than tax-exempt entities that have not borrowed to purchase or carry their shares of the Fund) as ordinary income. A portion of the ordinary income dividends paid to you by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss. Additionally, above-average portfolio turnover will result in payment of the Fund of above-average transaction costs and could result in capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary rates.

The Trust will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. The Fund’s distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local, or foreign tax consequences of investment in the Fund.

Calculation of Share Price

The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business and may also be determined on any other day when there is a purchase or redemption of the shares of the Fund. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities (or other assets) when the Fund’s sub-administrator, administrator or investment adviser does not receive market quotations for those securities (or other assets) or, in some limited cases, receive market quotations for the securities or other assets that they do not believe are reliable or correct. Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges. With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate. However, the Fund’s portfolio tends to be extremely and broadly diversified. At June 30, 2006, the Fund’s most recently completed fiscal year-end, the Fund held securities of nearly 300 different issuers in all 10 sectors represented by the S & P 500 Index. Thus, erroneous fair values of one or even several are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified. In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges. Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges. In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest. Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary adjustments.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Financial Highlights

The financial highlight table below shows the Fund’s financial performance information for the period from commencement of operations, November 5, 2001, through June 30, 2002, and the fiscal years ended June 30, 2003, June 30, 2004, June 30, 2005 and June 30, 2006. Certain information reflects financial results for single shares of the Fund. The total returns in the tables represent the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Masters 100SM Fund
	Year Ended 6/30/05	Year Ended 6/30/05	Year Ended 6/30/04	Year Ended 6/30/03	Period Ended 6/30/02(a)

Net asset value at beginning of period	$11.09	$12.49	$11.05	$10.63	$10.00
Income from investment operations:
Net investment loss	(0.07)	(0.03)	(0.13)	(0.02)	(0.02)
Net realized and unrealized gains (losses) on investments	2.46	(0.36)	2.47	0.45	0.65
Total from investment operations	2.39	(0.39)	2.34	0.43	0.63
Less distributions from:

Realized gains	--	(1.01)	(0.90)	(0.01)	--
Total distributions	--	(1.01)	(0.90)	(0.01)	--
Net asset value at end of period	$13.48	$11.09	$12.49	$11.05	$10.63
Total return	21.55%	(3.14)%	20.92%	4.00%	6.30%(b)
Net assets at end of period (millions)	$44.1	$41.3	$79.0	$32.1	$7.5
Ratio of expenses to average net assets:	1.95%	1.95%	1.95%	1.95%	1.95%(c)
Ratio of net investment loss to average net assets:	(0.57)%	(0.20)%	(1.26)%	(0.27)%	(0.63)%(c)
Portfolio turnover rate	156%	647%	504%	368%	141%(b)
(a) Represents the period from commencement of operations (November 5, 2001) through June 30, 2002.
(b) Not annualized.
(c) Annualized.

Marketocracy Funds 1200 Park Place, Suite 100 San Mateo, CA 94403
Underwriter Rafferty Capital Markets, LLC 59 Hilton Avenue, Suite 101 Garden City, NY 11530	Investment Adviser, Administrator Marketocracy Capital Management LLC 1200 Park Place, Suite 100 San Mateo, CA 94403
Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202	Independent Registered Public Accounting Firm Tait, Weller & Baker LLP 1818 Market Street, Suite 2400 Philadelphia, PA 19103

Additional information about the Fund is included in the Fund’s statement of additional information dated October 27, 2006, as amended from time to time, which is incorporated by reference in its entirety. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the Statement of Additional Information, the annual and semiannual reports or other information about the Fund, or to make shareholder inquiries about the Fund, please call:

1-888-884-8482

or visit the Marketocracy Funds Internet site, http://funds.marketocracy.com. You also may review and obtain copies of the Fund’s information (including the Statement of Additional Information) at the SEC Public Reference Room in Washington, D.C. Please call 1-202 551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund also are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

Investment Act No. 811-09445

MARKETOCRACY FUNDS

THE MASTERS 100SM FUND

STATEMENT OF ADDITIONAL INFORMATION

October 27, 2006

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus for The Masters 100SM Fund dated October 27, 2006. A copy of the Fund’s Prospectus can be obtained by calling the Trust toll-free at 1-888-884-8482, or by writing the Trust at 1200 Park Place, Suite 100, San Mateo, California, 94403 or by visiting the Marketocracy Funds’ Internet site http://funds.marketocracy.com.

The audited financial statements for the Fund for the fiscal year ended June 30, 2006 are incorporated by reference to the Marketocracy Funds’ June 30, 2006 Annual Report.

TABLE OF CONTENTS

THE TRUST	1
INVESTMENTS, POLICIES AND RISKS	1
INVESTMENT RESTRICTIONS	14
PORTFOLIO HOLDINGS INFORMATION	15
TRUSTEES AND OFFICERS	16
INVESTMENT ADVISORY AND OTHER SERVICES	20
PROXY VOTING POLICY	23
THE DISTRIBUTOR	23
SECURITIES TRANSACTIONS	24
PORTFOLIO TURNOVER	25
PURCHASE, REDEMPTION AND PRICING OF SHARES	26
TAXES	28
HISTORICAL PERFORMANCE INFORMATION	30
CUSTODIAN	32
INDEPENDENT REGISTERED PUBLIC ACCOUNTANT	32
SERVICE PROVIDERS	32
FINANCIAL STATEMENTS	32
APPENDIX A	33
APPENDIX B	35

THE TRUST

Marketocracy Funds (the “Trust”), an open-end management investment company, was organized as a Delaware business trust on July 20, 1999. On June 2, 2000, the Trust changed its name from Ingenuity Capital Trust to Marketocracy Funds. The Trust currently offers two series of shares to investors, The Masters 100SM Fund (the “Fund”) and AGA Total Return Realty Fund (the “Realty Fund” and together with the Fund, the “Funds”). The Realty Fund is offered pursuant to a separate prospectus and statement of additional information. This Statement of Additional Information pertains only to the Fund. The Fund is a diversified series. This means that with respect to 75% of its assets, the Fund will not invest more than 5% of its total assets in any single issuer. The Trust may start another series and offer shares of a new fund under the Trust at any time.

Fund capital consists of an unlimited number of shares of beneficial interest having a no par value. When issued, each share or fraction thereof is fully paid, non-assessable, transferable and redeemable. Shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by the Fund except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to that Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interests in the assets belonging to the Fund and the rights of shares of any other Fund are in no way affected. In case of liquidation of a Fund, the shareholders will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

INVESTMENTS, POLICIES AND RISKS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below:

MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of (1) two-thirds or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

DEBT SECURITIES. The Fund may invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities or state or municipal government agencies that in the opinion of the Fund’s investment adviser offer long-term capital appreciation possibilities because of the timing of such investments. The Fund intends that no more than 35% of its total assets will be comprised of such debt securities under normal market conditions.

Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if the Fund invests in the debt obligations described above, such investments will generally be made when the Fund’s investment adviser expects that prevailing interest rates will be falling, and will generally be sold when the Fund’s investment adviser expects interest rates to rise.

The Fund’s investments in this area will consist solely of investment grade securities (rated BBB or higher by Standard & Poor’s Ratings Group or Baa or higher by Moody’s Investors Service, Inc., or unrated securities determined by the Fund’s investment adviser to be of comparable quality). While securities in these categories are generally accepted as being of investment grade, securities rated BBB or Baa have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. In the event a security’s rating is reduced below the Fund’s minimum requirements, the Fund will sell the security, subject to market conditions and the Fund’s investment adviser’s assessment of the most opportune time for sale.

To the extent the Fund invests in bonds, it will be exposed to the risks of bond investing. A bond’s market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond’s market value declines and when interest rates decline, its market value rises. Also, the longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield. A bond’s value can also be affected by changes in the bond’s credit quality rating or its issuer’s financial condition. Because bond values fluctuate, the Fund’s share price fluctuates.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments unless, in the judgment of the Fund’s investment adviser, such note is liquid.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer’s parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Issuers of commercial paper rated A (highest quality) by Standard & Poor’s have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1.

BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions, the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must be of a credit quality at least equal to the Fund’s investment criteria for portfolio securities and will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund’s investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Fund’s investment adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

SMALL AND MEDIUM-SIZED COMPANIES RISKS. The Fund may, from time to time, invest a substantial portion of its assets in companies with small or medium-sized capitalization. Small or medium-sized capitalization companies often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, such companies may have been recently organized, and have little or no track record or success. Also, less publicly available information about the issuers of these securities or less market interest in such securities may be available than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets. In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small capitalization companies may be subject to wider price fluctuations than the fluctuations for larger capitalization companies. When making large sales of securities having small trading volumes, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

INDEXED SECURITIES. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals, or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

MONEY MARKET FUNDS. Subject to the limits prescribed by the 1940 Act, the Fund may invest a portion of its assets in money market investment companies. Investment in a money market investment company involves payment of such company’s pro rata share of advisory and administrative fees charged by such company, in addition to those paid by the Fund.

INVESTMENT COMPANIES. Subject to the limits prescribed by the 1940 Act, the Fund may invest a portion of its assets in other investment companies, including money market mutual funds. Investment in a money market investment company involves payment of such company’s pro rata share of advisory and administrative fees charged by such company, in addition to those paid by the Fund.

EXCHANGE TRADED FUNDS. An exchange traded fund (“ETF”) generally is an investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. The portfolios of ETFs generally consist of common stocks that closely track the performance and dividend yield of specific securities indices, either broad market, sector or international. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of stocks in a single security. Although index mutual funds are similar, their shares are generally issued and redeemed only once per day at market close.

INITIAL PUBLIC OFFERINGS. The Fund may purchase shares in initial public offerings (IPOs). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs have added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

FOREIGN SECURITIES. The Fund may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by American Depositary Receipts (“ADRs”) and listed on domestic securities exchange or traded in the United States on over-the-counter markets.

ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund’s investment strategies, ADRs are deemed to have the same classification as the underlying securities they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Although denominated in U.S. dollars, the market price of ADRs may be affected by currency fluctuations in the currency of the underlying security.

ADR facilities may be established as either “unsponsored” or “sponsored.” A sponsored depositary is required to provide shareholder information under its contractual arrangements with the issuer, including reliable financial statements. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers, and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

LOANS OF PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or U.S. Government obligations, with the Fund’s custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of its portfolio securities to no more than 30% of its total assets.

Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Fund’s investment adviser or any affiliated person of the Trust or an affiliated person of the Fund’s investment adviser or other affiliated person. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities that are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined by the Trustee to be liquid.

WARRANTS. The Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of the Fund’s net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

OPTIONS.

Put and Call Options. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period.

Purchasing Put and Call Options. The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security or stock index increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security or stock index decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

Writing Covered Call Options. The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option is “covered” if the Fund either owns the underlying security (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire the underlying security through immediate conversion of securities, subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

Writing Covered Put Options. The Fund may also seek to earn additional income through receipt of premiums by writing covered put options.  The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if they are considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The operation of covered put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

Options Risks. Option transactions in which the Fund may engage involve following risks:

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received.

By writing options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security or stock index above the exercise price except insofar as the premium represents such a profit.

When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited. The writing of covered call options is a conservative investment technique, which the Fund’s investment adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

The risks involved in writing covered put options include the risk that the writer of an option may be assigned an exercise at any time during the option period, that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. Also, there could be a decrease in the market value of the underlying security or stock index. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value.

When writing covered put options, the Fund will be required to segregate cash and/or liquid securities to meet its obligations. When writing call options, the Fund will be required to own the underlying financial instrument (or comparable securities satisfying the cover requirements of the securities exchanges), or have the right to acquire the underlying financial instrument through immediate conversion of securities, or segregate with its custodian cash and/or liquid securities to meet its obligations under written calls. By so doing, the Fund’s ability to meet current obligations, to honor redemptions or to achieve its investment objective may be impaired. The staff of the Securities and Exchange Commission has taken the position that over-the-counter options and the assets used as “cover” for over-the-counter options are illiquid securities.

The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

An exchange-listed option may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Fund’s investment adviser believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Fund’s investment adviser or the Fund’s investment adviser may be considered such a group. These position limits may restrict the Fund’s ability to purchase or sell options on particular securities.

Options that are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

Government regulations also may restrict the Fund’s use of options.

Other risks include disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker’s customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Fund’s investment adviser’s ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the ability of the Fund’s investment adviser to select the proper time, type and duration of the options.

It is the present intention of the Fund’s investment adviser not to commit greater than 40% of the Fund’s net assets to option strategies.

FUTURES CONTRACTS.

Index Futures Contracts and Options. The Fund may buy and sell stock index futures contracts and related options for hedging purposes or to attempt to increase investment return. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. In order to hedge its investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s securities.

Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and covered put options on index futures contracts, the Fund, which may purchase and sell index futures contracts, may purchase and sell call and covered put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices that it has purchased. The Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or covered put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a covered put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Margin Payments. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS.

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Fund’s securities that are the subject of a hedge. The Fund’s investment adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by the Fund for hedging purposes is also subject to the Fund’s investment adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Fund’s investment adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

BORROWING. The Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund’s net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, The Fund will limit its borrowings as described above. The Fund does not purchase additional portfolio securities while its borrowings exceed 5% of its total assets. The Fund may pledge its assets in connection with borrowings.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

DIVERSIFICATION: The Fund may not purchase the securities of any one issuer (other than the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

MARKETOCRACY.COM: Under this website’s rules (which the Fund’s investment adviser’s financial publisher affiliate may change from time to time), members, who are individuals from around the world, need not meet any minimum education requirements, work experience, or professional qualifications or standards in order to create and manage model portfolios, i.e., members may range from complete investment amateurs to professional money managers. The publisher affiliate’s basic assumption in creating and operating Marketocracy.com is its belief that given sufficiently large numbers of competitive website member-managers and model portfolios, it is statistically more likely than not that the member-managers the very best performing model portfolios will have outperformed most of the approximately 4,000 U.S. professional equity fund managers and their funds during the same periods.

Model Portfolios Governing Rules. Member-managers must manage their model portfolios in compliance with the laws, rules and regulations generally applicable to real mutual funds. Each member may create and operate up to 10 no-load model portfolios, each seeded with one million fictitious dollars cash. Currently, members may make fictitious investments only in domestic equity securities for which the Website’s securities pricing services customarily provide regular pricing information, which currently includes all equity securities traded or listed on major U.S. national or regional exchanges, The NASDAQ System, and the over-the-counter markets, including, subject to the limitations of the 1940 Act, closed-end investment companies and exchange traded funds as well as foreign securities represented by ADRs and international index ETFs. If in the future the Website’s pricing services are extended to include major foreign exchanges and over-the-counter markets, members and model portfolios may be allowed to invest in foreign securities other than ADRs and international index ETFs. Under normal market conditions, at least 65% of each model portfolio’s total hypothetical assets must consist of domestic equity securities, primarily common stocks, and in the future perhaps, foreign securities in addition to those already available to model portfolios represented by ADRs and certain international index ETFs.

To simulate the operations of real mutual funds, the website’s simulation software charges each model portfolio a hypothetical commission of $0.05 per share for each securities trade and charges each a hypothetical management fee at the annual rate of 2.0% (or 200 basis points) of each model portfolio’s average annual net assets. The website automatically provides the trading, cash management, portfolio accounting and other support services necessary to operate a real mutual fund portfolio, including the calculation of each model portfolio’s daily net asset value and thus, hypothetical simulated performance, all in accordance with mutual fund industry and regulatory standards and requirements. Thus, the website can rank order all of its model portfolios by their respective Virtual Performances over any time period, from one day to many years. The Website’s rules may be viewed in their entirety at http://marketocracy.com/rules.html.

Statistical Premise and m100 Risks. Although the Fund’s investment adviser agrees with its publisher affiliate’s basic assumption, i.e., that it is statistically likely that members managing the 100 best performing model portfolios will outperform the vast majority of the approximately 4,000 U.S. professional equity fund managers and their funds, it also is statistically possible that in actual experience they will not. The ultimate success of the publisher affiliate’s statistical assumption is contingent upon the publisher affiliate maintaining sufficiently large numbers of competitive members and model portfolios. Maintaining such numbers depends upon a variety of factors outside the control of the Fund, its investment adviser or its portfolio manager, including the level of commitment of members and the incentives provided them to continue achieving superior simulated investment performances. Also, the success of the Fund’s principal strategies depends, at least in part, upon the continued operation of large numbers of member-managers and model portfolios, the continued availability of the m100 subscription service and the continued financial viability of the publisher affiliate and its business. In addition, the strategies used by the member-managers in selecting securities for the m100 model portfolios and the Fund’s investment adviser’s strategies choosing securities for the Fund’s portfolio may not always be successful.

INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions designed to reduce the risk of an investment in the Fund. These restrictions may not be changed with respect to the Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Unless otherwise expressly noted, the Fund may not:

Underwrite the securities of other issuers, except that the Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, but with respect to the Fund it may invest in companies that engage in such businesses to the extent authorized by the Board of Trustees.

Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

Purchase or sell commodities or commodity contracts, including futures contracts, except that the Fund may purchase and sell futures contracts to the extent authorized by the Board of Trustees.

Make loans to other persons except (a) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of the Fund’s total assets, and (b) the entry into portfolio lending agreements (i.e., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund’s total assets.

Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of each Fund’s total assets at the time any borrowing is made. While the Fund’s borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.

Purchase or sell puts and calls on securities, except that the Fund may purchase and sell puts and calls on stocks and stock indices.

Make short sales of securities.

Participate on a joint or joint and several basis in any securities trading account.

Purchase the securities of any other investment company except in compliance with the 1940 Act.

Invest in the securities of any one industry if as a result, more than 25% of the Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities.

Issue senior securities, except that the Fund may borrow money in amounts up to 25% of the value of its total assets.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Policies

The Trust on behalf of the Fund has adopted portfolio holdings disclosure policies and procedures (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. MCM, the Fund’s investment adviser, also has adopted similar policies and procedures regarding the non-disclosure of its clients’ portfolio holdings. Under the Portfolio Holdings Policies, information about the Fund’s portfolio holdings are not to be distributed to any third party except as expressly provided therein. MCM and the Board of Trustees considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies. MCM and the Board of Trustees also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of MCM, the Fund’s distributor, or any other affiliated person of the Fund. After due consideration, MCM and the Board of Trustees determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies. The Board of Trustees also authorized any two of the Fund’s chairman, President or Vice-President to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board of Trustees exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Policies, codes of ethics and other relevant policies of the Fund and its service providers by the Trust’s Chief Compliance Officer (the “CCO”), (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to these Policies. The Board of Trustees reserves the right to amend the Policies at any time without prior notice in its sole discretion. Under the Portfolio Holdings Policies, each of the Fund’s investment adviser, administrator, sub-administrator, transfer agent, distributor and custodian are obligated and instructed to report to the Board both periodically and promptly any suspected or actual violations by it (or any of its affiliated persons) of the Portfolio Holdings Policies or the Board’s instructions in connection therewith.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of, and not to trade based on, the information disclosed: MCM, MDS (to supply m100 research and related data obtained via Marketocracy.com internet website and support analytics to MCM as the Fund’s investment adviser), sub-administrator, custodian, independent public accountants, proxy voting service providers (e.g. ADP), counsel to the Fund, or the trustees (current parties are identified in this SAI).. Portfolio holdings information not publicly available with the SEC may only be provided to additional third parties in accordance with the Portfolio Holdings Policies when the Fund has a legitimate business purpose, and the third party recipient is subject to an agreement to maintain confidentiality of, and not to trade based on, such information. Please see “MDS Data License Agreement and Ownership of Marketocracy.com Data” below.

Under the Portfolio Holdings Policies, MCM, its affiliates and employees, and the Fund may not receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings. Please see “MDS Data License Agreement and Ownership of Marketocracy.com Data” below.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

MDS Data License Agreement and Ownership of Marketocracy.com Data

In buying and selling securities for the Fund, MCM generally uses data regarding the hypothetical investments and performances of certain “model” portfolios, including the m100, maintained on the Internet website, Marketocracy.com® (collectively, “MDS Data”). MDS, MCM’s financial publisher affiliate, operates such website. Pursuant to the subscription agreement between MDS and MCM under which MCM receives certain MDS Data, MDS has granted MCM a non-exclusive license to use such certain of the MDS Data, including the m100, by analyzing the holdings of the various model portfolios and portfolio securities trades in respect of such model portfolios so as to manage the actual portfolios of MCM’s investment advisory clients, including the Fund.

The subscription agreement expressly provides that the MDS Data is created prior to and is not the same as the Fund’s portfolio holdings and that all MDS Data is and remains MDS’s sole property except to the limited extent of the license granted to MCM to use the MDS Data as specified in the license. In addition, under such license MCM may not grant any sublicenses, leases or other rights to any third parties, including the Fund. Consequently, no MDS Data used by MCM to manage the Fund’s portfolio is subject to the Portfolio Holdings Policies, which expressly so provide. Consequently, MDS and its affiliates remain free to use all MDS Data for their own commercial purposes and compensation.

TRUSTEES AND OFFICERS

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses that, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duties.

Following is a table listing the Trustees and executive officers of the Trust and their principal occupation over the last five years. The Trustees who are not interested persons of the Trust or the Adviser as that term is defined under the 1940 Act (“Independent Trustees”) are listed first.

  Independent Trustees

Name and Address	Age	Position Term, and length of time served	Principal Occupation during the Past Five Years	Number of portfolios overseen by Trustee	Other Trusteeship/ Directorship held by Trustee
Ashley E. Boren 1200 Park Place, Suite 100 San Mateo, CA 94403	45	Trustee since August 2004	Executive Director, Sustainable Conservation, a non- profit environmental organization (1997 - Present)	1	Robert and Patricia Switzer Foundation (2002 - Present)
Arthur L. Roth 1200 Park Place, Suite 100 San Mateo, CA 94403	81	Trustee, Chairman of Board since 1999	Retired; Director and CEO, Levi Strauss & Co., a clothing manufacturer (1949 to 1973); CEO, PharmChem Laboratories, a national drug testing firm (1981 to 1987).	1	None
William J. Scilacci 1200 Park Place, Suite 100 San Mateo, CA 94403	83	Trustee since December 1999	Retired; Director, Bank of Santa Clara (1973-2000); President, Bank of Santa Clara (1982-1993).	1	Director Bank of Santa Clara (1973-2000)

  Interested Trustees and Officers

Name and Address	Age	Position Term, and length of time served	Principal Occupation during the Past Five Years	Number of portfolios overseen by Trustee	Other Trusteeship/ Directorship held by Trustee
*Kendrick W. Kam 1200 Park Place, Suite 100 San Mateo, CA 94403	46	Trustee, President and Treasurer since December 1999.	President, Marketocracy, Inc. (1999-present), President and Vice President, Marketocracy Capital Management LLC (2000 to present), Ingenuity Capital Management LLC (July 1999 to 2004); President, Interactive Research Advisers, Inc. and co-portfolio manager (1993 to 1999).	1	None
Erin La Porte 615 East Michigan Street Milwaukee, WI 53202	27	Secretary since August 2006	Compliance Officer, U.S. Bancorp Fund Services, LLC (2001 - Present)	N/A	N/A

*
Kendrick W. Kam, as an affiliated person of both Marketocracy Capital Management LLC and Ingenuity Capital Management LLC, the Trust’s investment advisers, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Compensation

For their service as Trustees, the independent Trustees receive a fee of $1,000 per quarter from the Adviser, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Trustees’ fees are not paid by the Trust or the Fund. The interested Trustees of the Trust receive no compensation for their service as Trustees. The table below details the amount of compensation the Trustees received from the Trust for the fiscal year ended June 30, 2006. None of the executive officers receives compensation from the Trust. The aggregate compensation is provided for the Trust, which is comprised of one Fund.

Name and Position	Aggregate Compensation Paid to Trustees	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees**
Ashley E. Boren	$5,000	None	None	$5,000
Kendrick W. Kam *	None	None	None	None
Arthur L. Roth	$5,000	None	None	$5,000
William J. Scilacci	$5,000	None	None	$5,000

*This Trustee is deemed to be an interested person as defined in the 1940 Act.
**The Trustees are paid for their services by the Adviser.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Fund as of June 30, 2006:

Key
A. $1-$10,000
B. $10,001-$50,000
C. $50,001-$100,000
D. over $100,000

Dollar Range of Equity Securities Beneficially Owned in the Funds (1)

Name of Trustee	Masters 100 Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (1)
Ashley E. Boren Independent Trustee	A	A
Kendrick W. Kam Interested Trustee	D	D
Arthur L. Roth Independent Trustee	B	B
William J. Scilacci, Independent Trustee	B	B

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

As of June 30, 2006, none of the Independent Trustees or members of their immediate families owned any securities of the Adviser, Rafferty Capital Markets, Inc. (the “Distributor”) or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor. During the two most recently completed calendar years, none of the Independent Trustees or members of their immediate families conducted any transactions (or series of transactions) with the Adviser, Distributor or any affiliate of the Adviser or Distributor in which the amount involved exceeded $60,000.

Board Committees

Audit Committee
The Fund has an Audit Committee comprised of the Independent Trustees, who currently are as follows: Mr. Arthur Roth, Mr. William Scilacci and Ms. Ashley Boren. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor’s independence. The Audit Committee meets once a year, and if necessary, more frequently. The Audit Committee last met during the Board meeting on August 31, 2006.

Nominating Committee
The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Trustees as is considered necessary from time to time and meets only as necessary. The Nominating Committee is comprised of the Independent Trustees, who currently are as follows: Mr. Arthur Roth, Mr. William Scilacci and Ms. Ashley Boren. There are no policies in place regarding nominees recommended by shareholders. The Nominating Committee did not have a reason to meet during the Fund’s last fiscal year.

Valuation Committee
The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board. The Valuation Committee meets as necessary when a price is not readily available. The Valuation Committee met four times with respect to the Fund during the Fund’s last fiscal year; during the Board meeting on August 9, 2005; on November 11, 2005; on February 10, 2006; and on May 19, 2006. Currently, Mr. William Scilacci, Mr. Arthur Roth and Ms. Ashley Boren are members of the Valuation Committee.

Control Persons, Principal Holders of Securities and Management Ownership. The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of each Fund as of September 30, 2006. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

The Masters 100 Fund
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Special Custody Acct for the Benefit of our Customers 101 Montgomery St. San Francisco, CA 94104	39.88%	R
National Financial SVCS LLC For the Sole Benefit of its Customers Attn: Mutual Funds Dept. 200 Liberty St. FL 5 New York, NY 10281	14.99%	R
National Investor Services FBO 55 Water St., 32nd Floor New York, NY 10041	5.89%	R

Management Ownership
As of September 29, 2006 the Trustees, as a group owned shares of the Fund as shown below:

Name of the Fund	Percentage of Fund owned by Trustees
The Masters 100SM Fund	1.16%

INVESTMENT ADVISORY AND OTHER SERVICES

Marketocracy Capital Management LLC. The Trust retains Marketocracy Capital Management LLC, a Delaware limited liability company (“MCM”) that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, to manage the investments of the Fund. MCM is located at 1200 Park Place, Suite 100, San Mateo, California, 94403. Kendrick W. Kam has served as the Chairman of MCM since its formation in June 2000, as its President since its inception until August 2001 and as Vice President since August 2001. Mr. Kam has been a Trustee of the Trust since 1999.

At September 30, 2006, MCM had a total of $47.1 million of assets under management. MCM is a wholly-owned subsidiary of Marketocracy Inc., a Delaware limited liability company (“Parent”). Parent’s principal business is operating a World Wide Web Internet site (the “Site”) through another wholly-owned subsidiary, Marketocracy Data Services LLC, a financial publisher ("MDS"). Members of the Site manage one or more model mutual fund portfolios, all at no cost, and establish verifiable long-term performance records. Parent uses the Site to generate financial and investment information, data and statistics about the model portfolios that MDS may collect and publish for its subscribers, including the Funds’ investment adviser. Mr. Kam currently controls the Parent.

Investment Advisory and Management Agreements and Fees. Under the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and the Fund’s investment adviser, MCM, the Fund’s investment adviser (i) manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with the Fund’s investment objective, (ii) provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Fund’s investment adviser, (iii) provides the custodian of the Fund’s securities on each business day with a list of trades for that day, and (iv) provides persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust.

Pursuant to the Fund’s Advisory Agreement, the Fund pays to the Fund’s investment adviser, on a monthly basis, an advisory fee at an annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Fund’s investment adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit each Fund’s total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. The dollar amounts of fees earned by and paid to the Adviser over the past three fiscal years are shown below.

MCM Advisory Fees Earned and Paid

	June 30, 2006	June 30, 2005	June 30, 2004
Masters 100SM Fund	$641,276	$817,783	$985,920

By its terms, the Advisory Agreement remains in force from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund’s outstanding voting securities, or by the investment adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

Portfolio Manager. As mentioned in the Prospectus, Kendrick W. Kam is the portfolio manager of the Fund. Mr. Kam is the Chairman and founder of Marketocracy Capital Management LLC (“MCM”), which he formed in June 2000. From 1994 until 1999, Mr. Kam served as a portfolio manager for several of the Firsthand Funds, which were technology- and medical-related mutual funds, and was President and co-founder of Firsthand Capital Management, Inc. (formerly Interactive Research Advisers, Inc.), the investment adviser to Firsthand Funds. Prior to 1994, Mr. Kam was co-founder and Vice President of Marketing and Finance for Novoste Puerto Rico, Inc., a medical device company headquartered in Aguadilla, Puerto Rico. Mr. Kam holds a Bachelor of Science Degree in Finance from Santa Clara University and a Masters of Business Administration in Marketing from Stanford University. For his services as portfolio manager of the Fund, Mr. Kam receives a fixed salary set by industry standards and participates in a retirement plan. Mr. Kam is not compensated by the Fund or the Fund’s Advisor.

The following provides information regarding other accounts managed by Mr. Kam as of June 30, 2006:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$5.9 million	1	$5.9 million
Other Accounts	0	$0	0	$0

The other pooled investment vehicle for which Mr. Kam acts as portfolio manager has the identical investment objective and very similar investment strategies to the Fund. Accordingly, conflicts of interest in allocating investment opportunities between the Fund and the other pooled investment vehicle arise infrequently. The Fund’s investment adviser and the Fund have adopted opportunities allocation policies that allow for fair and equitable distribution of investment opportunities between the Fund and the other pooled investment vehicle.

As of June 30, 2006, Mr. Kam owned securities in the Fund in an amount within the range of $100,001 to $500,000.

Administration Agreements and Fees. The Board of Trustees of the Trust has approved an Administration Agreement for the Fund with MCM, in its capacity as a fund administrator and not as an investment adviser (the “Administrator”), wherein the Fund’s Administrator is responsible for the provision of administrative and supervisory services to the Fund. The Fund’s Administrator, at its expense, supplies the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Administrator. The Fund’s Administrator also oversees the maintenance of all books and records with respect to the Fund’s security transactions and the Fund’s books of account in accordance with all applicable federal and state laws and regulations. The Fund’s Administrator arranges for the preservation of the records required to be maintained by the 1940 Act.

Pursuant to the Administration Agreement, the Fund will pay to the Fund’s Administrator, on a monthly basis, a fee equal to 0.45% per annum of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion. From this compensation, the Fund’s Administrator pays all expenses of the Fund other than fees for the Fund’s investment adviser.

The Administration Agreement may be terminated by the Trust at any time, on 60 days’ notice to the investment adviser, without penalty either (a) by vote of the Board of Trustees of the Trust, or (b) by vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time by the Administrator on 60 days’ written notice to the Trust.

Over the past three fiscal years, the Fund has paid the following amounts in administrative fees:

Administrative Fees Paid to MCM

	June 30, 2006	June 30, 2005	June 30, 2004
Masters 100SM Fund	$192,382	$245,335	$295,776

Code of Ethics

The Trust and the Adviser have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser and its affiliates to invest in securities that may be purchased or held by the Fund.  These Codes of Ethics include reporting and other obligations to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Fund.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Trust’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PROXY VOTING POLICY

The Fund’s entire proxy voting policies and procedures are set forth in Appendix B.

THE DISTRIBUTOR

Rafferty Capital Markets, LLC (the “Distributor”), 59 Hilton Avenue, Suite 101, Garden City, NY 11530, serves as principal underwriter (the “Distributor”) for the Trust pursuant to an Underwriting Agreement. No affiliated persons of the Trust are affiliated persons of the Distributor. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obliged to sell any particular amount of shares. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Underwriting Agreement will automatically terminate in the event of its assignment.

SECURITIES TRANSACTIONS

The Fund’s investment adviser furnishes the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio consistent with the Fund’s investment objective, policies, and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information. The Fund’s investment adviser determines from time to time what securities will be purchased, retained or sold by the Funds, and implement those decisions, all subject to the provisions of the Fund’s Declaration of Trust, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state laws, as well as the investment objectives, policies, and limitations of the Fund. In no instance will portfolio securities be purchased from or sold to the Fund’s investment adviser or any affiliated person thereof except in accordance with the rules and regulations promulgated by the Securities and Exchange Commission pursuant to the 1940 Act.

In placing orders for the Fund with brokers and dealers with respect to the execution of the Fund’s securities transactions, the Fund’s investment adviser attempts to obtain the best net results. In doing so, the Fund’s investment adviser may consider such factors that it deems relevant to the Fund’s best interest, such as price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Fund’s investment adviser has the discretionary authority to utilize certain broker-dealers even though it may result in the payment by the Fund of an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, providing, however, that the Fund’s investment adviser had determined that such amount of commission was reasonable in relation to the value of the brokerage and the research and investment services (“Research”) provided by the broker-dealer effecting the transaction. Selecting a broker-dealer in recognition of services or products other than simply transaction execution is known as paying for those services or products with “soft dollars.”

Research provided by brokers includes the type that brokerage houses customarily provide to institutional investors, such as statistical and economic data and research reports on particular companies and industries. Brokers may produce Research themselves or may arrange for Research to be produced by third parties, e.g., corporate action data from Bloomberg, Inc., portfolio company fundamental research data from Hemscott, Inc.. Research may be used by the Fund’s investment adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the investment adviser’s other investment accounts, including another Fund and non-Fund investment accounts (i.e.,“cross-subsidization” of the investment research for one client’s account by the soft dollars generated by another account). However, if the Fund’s investment adviser or any of its affiliates use any Research obtained through Fund’s brokerage soft dollars for any purpose other than the lawful and appropriate assistance to the investment adviser’s carrying out of its investment decision-making responsibilities (i.e., the “mixed-use portion”), the investment adviser will make a good faith allocation of the costs of such Research and will pay for the mixed-used portion with its own hard dollars, e.g., the portion of the corporate action data from Bloomberg, Inc., and the portfolio company fundamental research data from Hemscott, Inc. that is used by Marketocracy Data Services LLC, an affiliate of the Fund’s investment adviser, in operating the Marketocracy.com® website.

Because some or all of such Research could be considered to provide some benefit to the Fund’s investment adviser and its affiliates and because the “soft dollars” used to acquire them will be assets of the Fund, the Fund’s investment adviser could be considered to have a conflict of interest in allocating the Funds’ brokerage business. That is, the Fund’s investment adviser could receive valuable benefits by selecting a particular broker-dealer to execute client transactions and the transaction compensation charged by that broker-dealer might not be the lowest compensation the Fund’s investment adviser might otherwise be able to negotiate. In addition, the Fund’s investment adviser could have an incentive to cause the Fund to engage in more securities transactions than would otherwise be optimal in order to generate brokerage compensation with which to acquire products and services. As a result, additional commission costs, which are borne by the Fund and not the Fund’s investment adviser, could adversely affect the Fund’s performances. Further, the Fund’s investment adviser could be considered to have a conflict of interest in determining allocation of Research between the portions that can be paid for through Fund brokerage soft dollars and the mixed-use portion for which the Fund’s investment adviser must pay with its own hard dollars.

The following brokerage commissions were paid by the fund during the past three fiscal years.

Aggregate Brokerage Commissions Paid during fiscal years ended
June 30, 2006	June 30, 2005	June 30, 2004
$163,704	$1,088,693	$1,904,659

The aggregate brokerage commissions paid for the fiscal year ended June 30, 2006 were significantly lower from the prior two fiscal years due to fewer trades in fiscal year 2006.

The Fund did not acquire any securities of its “regular brokers or dealers” during the fiscal year ended June 30, 2006.

The Fund realized soft dollar revenue of $115,861 with a total dollar value of transactions of $122,282,812.

The Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Fund also may purchase listed securities through the “third market” (i.e., otherwise than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Fund’s investment adviser will seek to deal with primary market makers and to execute transactions on the Fund’s own behalf, except in those circumstances where, in the opinion of the investment adviser, better prices and executions may be available elsewhere.

Neither the investment adviser nor any affiliated persons thereof, will participate in commissions paid by the Fund to brokers or dealers or cannot receive any reciprocal business (e.g., sale of Fund shares), directly or indirectly, as a result of such commissions.

The Board of Trustees periodically reviews the allocation of brokerage orders to monitor the operation of these policies. In addition, the Board of Trustees, including the Trustees who are not “interested persons” of the Trust, annually reviews the Fund’s investment adviser’s use of soft dollars in connection with the Board’s annual review and approval of the Funds’ investment advisory and administration agreements with, and the compensation paid to, the Fund’s investment adviser and administrator, including indirect benefits received by the Fund’s investment adviser by virtue of any broker-dealer’s payment through soft dollars for Research that the broker-dealer provides to the Fund’s investment adviser.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

The Fund’s rate of portfolio turnover will depend upon market and other conditions, and it generally will not be a limiting factor when the Fund’s investment adviser believes that portfolio changes are appropriate. The Fund anticipates that its portfolio turnover rate typically will surpass 100% (and perhaps even 600%) due to the inherent nature of the Fund’s investment strategies, i.e., seeking to achieve the investment adviser’s chosen weightings of the portfolios investments of the m100 model portfolios that the investment adviser has selected, which may vary over time, including the periodic re-ranking of the m100’s model portfolios and other investment companies, may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements.

High turnover rates lead to increase loss, could cause you to pay higher taxes and could negatively affect the Fund’s performance. The table below shows the Fund’s turnover rates for the past three fiscal years.

Portfolio Turnover Rates For the Fiscal Year Ended
Fund	June 30, 2006	June 30, 2005	June 30, 2004
The Masters 100SM Fund	156%	647%	504%

Portfolio turnover for the Fund decreased markedly in 2006 due to fewer trades in fiscal year 2006.

PURCHASE, REDEMPTION AND PRICING OF SHARES

CALCULATION OF SHARE PRICE

The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern Time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund’s portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see “Calculation of Share Price” in the Prospectus.

In valuing the Fund’s assets for the purpose of determining net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on such exchange on such day, then the security is valued by such method as the Fund’s respective investment adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market are valued at the last sale price, if available, otherwise at the most recent bid price. If no bid price is quoted on such day, then the security is valued by such method as the investment adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. All other assets of the Fund, including restricted securities and securities that are not readily marketable, are valued in such manner as the investment adviser under the supervision of the Board of Trustees in good faith deems appropriate to reflect their fair value.

In general, the Fund “fair values” securities (or other assets) when the Fund’s sub-administrator, administrator and investment adviser do not receive market quotations for those securities (or other assets) or, in some limited cases, receives market quotations for the securities or other assets that they do not believe are reliable or correct. Circumstances that might give rise to the Fund fair valuing a security include: the Fund’s pricing source fails to provide a price; trading halts; de-listing of the security; events subsequent to the close of the primary exchange on which the security primarily trades and before the Fund prices its shares; early closing or failure of the opening of the primary exchange on which the security primarily trades; corporate actions, e.g., stock splits, tender offers, reorganizations, exchanges; and evidence of "stale" price, e.g., a security whose price has remained unchanged for a significant period of time, e.g., 15 days.

The portfolio securities in which the Fund invests fluctuate in value, and hence the net asset value per share of the Fund also fluctuates. Below is an illustration of how the net asset values per share for the Fund was calculated on June 30, 2006:

The Masters 100 Fund
Net Assets Shares Outstanding	=	Net Asset Value per Share
$44,124,642 3,274,471	=	$13.48

PURCHASE OF SHARES

Orders for shares received by the Trust in good order prior to the close of business on the New York Stock Exchange (the “Exchange”) on each day during such periods that the Exchange is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the Exchange. Orders received in good order after the close of the Exchange, or on a day it is not open for trading, are priced at the close of such Exchange on the next day on which it is open for trading at the next determined net asset value per share.

Good order means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment status, (4) your check payable to “Marketocracy Funds.”

The Trust reserves its rights to limit the amount of any investments and to reject any purchase order in whole or in part or refuse to sell to any person for any reason or no reason.

REDEMPTION OF SHARES

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven calendar days after a shareholder’s redemption request made in accordance with the procedures set forth in the Prospectus, except for any period during which the Exchange is closed (other than customary weekend and holiday closing) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

The Trust will redeem all or any portion of a shareholder’s shares of the Fund when requested in accordance with the procedures set forth in the “How to Redeem Shares” section of the Prospectus.

REDEMPTION IN KIND

Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Fund’s investment adviser under supervision of the Board of Trustees and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which the Funds will effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of net assets, whichever is less, during any 90-day period. The Trust expects, however, that the amount of a redemption request would have to be significantly greater than $250,000 or 1% of net assets before a redemption wholly or partly in portfolio securities would be made.

TAXES

The Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividend, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to their business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets are represented by cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Funds control and which are engaged in the same or similar trades or businesses, and (iii) not more than 25% of the value of its total assets are invested in the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers available from the eight prior years), if any, that it distributes to shareholders. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (with adjustment) for the calendar year and (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the 12 month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. In order to avoid application of the excise tax, the Fund intends to make distributions in accordance with these distribution requirements. However, no assurances can be given that its distributions will be sufficient to eliminate all taxes.

In view of the Fund’s investment policies, it is expected that dividends received from domestic and certain foreign corporations will be part of the Fund’s gross income. Distributions by the Fund of such dividends to individual shareholders may be qualified dividends eligible for taxation at long-term capital gain rates to the extent the Fund designates the amount as such. Distributions by the Fund of such dividends to corporate shareholders may be eligible for the “70% dividends received” deduction to the extent the Fund designates the amount as such. .However, the portion of the Fund’s gross income attributable to dividends received from qualifying corporations is largely dependent on its investment activities for a particular year and therefore cannot be predicted with certainty. In addition, for purposes of the qualified dividend income treatment available to individual shareholders and the dividends received deduction available to corporations, a capital gain dividend received from a regulated investment company is not treated as a dividend. Shareholders should be aware that availability of the dividends received deduction is subject to certain restrictions. For example, qualified dividend income treatment is not available if Fund shares are deemed to have been held for less than 61 days (within the 180-day period that begins 60 days before the ex-dividend date and ends 60 days after the ex-dividend date), and the dividends received the deduction is not available if Fund shares are deemed to have been held for less than 46 days (within the 90-day period that begins 45 days before the ex-dividend date and ends 45 days after the ex-dividend date) and is reduced to the extent such shares are treated as debt-financed under the Code. Dividends, including the portions thereof designated as qualified dividend income or qualifying for the dividends received deduction, are includable in the tax base on which the federal alternative minimum tax is computed. Dividends of sufficient aggregate amount received during a prescribed period of time and designated as qualified dividend income or qualifying for the dividends received deduction may be treated as “extraordinary dividends” under the Code, resulting in a reduction in a corporate shareholder’s federal tax basis in its Fund shares.

The Fund may invest in securities of foreign companies and may therefore be liable for foreign withholding and other taxes, which will reduce the amount available for distribution to shareholders. Tax conventions between the United States and various other countries may reduce or eliminate such taxes. A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A regulated investment company may elect to have the foreign tax credit or deduction claimed by the shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company’s total assets at the end of the taxable year consist of securities in foreign corporations. Because the Fund does not anticipate investment in securities of foreign corporations to this extent, the Fund will likely not be able to make this election and foreign tax credits will be allowed only to reduce the Fund’s tax liability, if any.

Under the Code, upon disposition of certain securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the securities and the date of disposition are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income.

Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the amount of dividends or capital gains distributions that are expected to be or have been announced.

Generally, the Code’s rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, redemption or repurchase of shares of the Fund that are held by the shareholder as capital assets. However, if a shareholder sells shares of the Fund which the shareholder has held for less than six months and on which the shareholder has received distributions of capital gains, any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. Any loss realized on the sale of shares of the Fund will be disallowed by the “wash sale” rules to the extent the shares sold are replaced (including through the receipt of additional shares through reinvested dividends) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Trust is required to withhold and remit to the U.S. Treasury a portion of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

Provided that the Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes if all of its income is distributed to shareholders for each taxable year. Shareholders, however, may be liable for state and local income taxes on distributions from the Fund.

If the Fund were unable to continue to qualify as a regulated investment company for any reason, it would become liable for federal income tax on its net income (and, possibly, other taxes) for the taxable year or years in which it fails to qualify. Moreover, except to the extent that certain dividend distributions to individuals are taxable at long-term capital gain rates, distributions to shareholders for such period(s) would be treated as dividends taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits even though all or part of such distributions might have qualified for treatment as long-term capital gain to shareholders had the Fund continued to qualify as a regulated investment company. In addition, to requalify as a regulated investment company, the Fund would be required to distribute all of its earnings for the period(s) during which it did not so qualify and, in some circumstances, the Fund might be required to recognize gain and pay tax on the net appreciation in its portfolio as of the time immediately before it requalifies as a regulated investment company.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. The law has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

HISTORICAL PERFORMANCE INFORMATION

Average Annual Total Returns (Before Taxes)

The Fund’s quotation of average annual total returns (before taxes) in the prospectus is calculated according to the following formula:

P(1 + T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	the average annual total return
	n	=	the number of years and
	ERV	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Performance information should be considered in light of the Fund’s investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the relevant period and should not be considered as a representation of results that may be achieved in the future.

Average Annual Total Return (after Taxes on Distributions)

The Fund’s quotations of average annual total return (after taxes on distributions) in the prospectus is calculated according to the following formula:

P(1 + T)n = ATVD

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	the average annual total return
	n	=	the number of years and
	ATVD	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period after taxes on distribution, not after taxes on redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

Average Annual Total Return (after Taxes on Distributions and Redemptions)

The Fund’s quotations of average annual total return (after taxes on distributions and redemption) in the prospectus is calculated according to the following formula:

P(1 + T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	the average annual total return
	n	=	the number of years and
	ATVDR	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period after taxes on distribution and redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

CUSTODIAN

Union Bank of California, N.A., 400 California Street, 13th Floor, San Francisco, California, 94104 has been retained by the Fund’s administrator to act as custodian for the Fund’s investments. Union Bank of California, N.A. also acts as the Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

The firm of Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania, 19103, has been selected as the independent registered public accounting firm for the Trust.

SERVICE PROVIDERS

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, is retained by the Fund’s administrator to maintain the records of each shareholder’s account, process purchases and redemptions of the Fund’s shares and act as dividend and distribution disbursing agent. The Fund’s administrator also retains U.S. Bancorp to provide sub-administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable U.S. Bancorp to perform its duties. For the performance of these services, the Fund’s administrator (not the Fund) pays U.S. Bancorp’s fees. In addition, the Fund’s administrator reimburses U.S. Bancorp for out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines, and the costs of external pricing services.

U.S. Bancorp is an indirect wholly-owned subsidiary of U.S. Bank, N.A., a corporation principally engaged in the business of commercial banking.

FINANCIAL STATEMENTS

The audited financial statements for Fund are incorporated by reference to the Fund’s annual report for the fiscal period ended June 30, 2006 as filed with the SEC.

APPENDIX A

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

THE RATINGS OF MOODY’S AND STANDARD & POOR’S FOR CORPORATE BONDS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS:

Moody’s

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

THE RATINGS OF MOODY’S AND STANDARD & POOR’S FOR PREFERRED STOCKS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS:

Moody’s

aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Standard & Poor’s

AAA - This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated the responsibility to vote the proxies in respect of the Fund’s portfolio securities to its investment adviser, Marketocracy Capital Management LLC (“Adviser”). Accordingly, Adviser’s proxy voting policies and procedures are set forth below.

MARKETOCRACY CAPITAL MANAGEMENT LLC -- PROXY VOTING PROGRAM

Overview

1.  Applicable Law and Discussion

1.1  [Applicable Laws

•	Advisers Act 203

•	Advisors Act Section 206

•	Advisers Act Rule 206(4)-6

•	1940 Act Rule 38a-1

1.2 Proxy Voting for Investment Advisers
Under Advisers Act Rule 206(4)-6, it is a fraudulent, deceptive or manipulative course of business for an investment adviser to exercise voting authority with respect to client securities, unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Under Rule 206(4)-6, the investment adviser must also describe its policies to clients and provide them to clients upon request and also provide clients with information on how the investment adviser voted the proxies on their securities.]

2. Scope of Proxy Voting Program
This Proxy Voting Program (the "Program") addresses material issues involved in the voting the proxies with respect to the portfolio securities of Adviser's clients. The Program establishes the general policies and procedures governing Adviser's voting of such proxies.

However, due to the complexities and variety of potential proxy proposals that the Program may have to address, the Program does not attempt to describe every regulatory and compliance requirement applicable to proxy voting and every situation.

Although the Program expressly addresses proxy voting, the Program's policies and procedures apply to any solicitation of votes with respect to securities held in a client's portfolio for which Adviser has investment discretion, such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

3. Definitions For purposes of the Program:

3.1 Client means any person (including any Investment Fund) to which or for whom Adviser provides investment advisory services.

3.2 Discretionary Account
means the investment portfolio of any Client with respect to which that Client has granted Adviser (a) discretionary proxy voting authority, or (b) discretionary investment authority with or without expressly retaining proxy voting authority. All Investment Funds are Discretionary Accounts.

3.3 Investment Fund means any United States or non-United States investment fund or pool of which Adviser serves as general partner, managing member or investment adviser or in a similar capacity.

3.4 Material Position
means any voting portfolio security holding of a Discretionary Account representing at least one percent (1.0%) of the outstanding voting securities of the same class or series of an issuer of securities held by the Discretionary Account, calculated as of the business day immediately preceding the Receipt Date (as defined in Section 1.1.1 under the heading “Proxy Voting Procedures” below.

3.5 Non-Discretionary Account means the investment portfolio of any Client with respect to which that Client has:

•	granted Adviser discretionary investment authority but has expressly retained proxy-voting authority, or

•	has not granted Adviser discretionary investment authority or discretionary proxy voting authority.

3.6 Proxy Control Officer means the person [designated by Adviser’s management for that purpose].

Proxy Voting Polices
When used below, the term "Adviser" includes Adviser's authorized designee.

1.	General Proxy Voting Policies

1.1 Material Positions
Adviser will vote proxies for all Discretionary Account portfolio company securities that are Material Holdings after carefully considering all proxy solicitation materials and other available facts and the following policies:

1.1.1 Company Information
Adviser will review all proxy solicitation materials it receives concerning securities held in a Discretionary Account and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Adviser considers it appropriate and when it is reasonably available.

1.1.2 "For" Votes
Adviser will vote FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

•	the proposal has a positive economic effect on shareholder value;

•	the proposal poses no threat to existing rights of shareholders;

•	the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

•	the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

1.1.3 "Against" Votes Adviser will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

•	the proposal has an adverse economic effect on shareholder value;

•	the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

•	the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

•	the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

•	the proposal is a shareholder initiative that Adviser believes wastes time and resources of the company or reflects the grievance of one individual.

1.1.4 "Abstain" Votes
Adviser will ABSTAIN from voting proxies when Adviser believes that it is appropriate. Usually, this occurs when Adviser believes that a proposal holds negative but non-quantifiable implications for shareholder value but may express a legitimate concern.

1.2 Non-Material Positions
Adviser generally will vote proxies for all Discretionary Account portfolio company securities that are not Material Positions in accordance with the recommendation of the issuer's board of directors.]

2.	Specific Voting Policies for Material Positions in Discretionary Accounts

2.1	The Board of Directors

2.1.2	Voting on Director Nominees in Uncontested Elections Votes on director nominees are made on a case-by-case basis, examining the following factors:

•	Long-term corporate performance record relative to a market index;

•	Composition of board and key board committees;

•	Nominee’s attendance at meeting (past two years);

•	Nominee’s investment in the company;

•	Whether a retired chief executive officer ("CEO") sits on the board; and

•	Whether the chairman is also serving as CEO

2.1.2 Voting on Director Nominees - Special Situations In cases of significant votes and when information is readily available, Adviser also reviews:

•	Corporate governance provisions and takeover activity;

•	Board decisions regarding executive pay;

•	Director compensation;

•	Number of other board seats held by nominee; and

•	Interlocking directorships

2.1.3Chairman And CEO are the Same Person Adviser votes on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

2.1.4 Majority of Independent Directors Adviser generally votes for shareholders proposals that request that the board be comprised of a majority of independent directors.

2.1.5 Committees

2.1.5.1 Independent Directors Adviser votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

2.1.5.2  Excessive Compensation Adviser withholds votes for nominees who serve on the compensation committee if they approve excess compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

2.2 Stock Ownership Requirements Adviser votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

2.3 Term of Office Adviser votes against shareholder proposals to limit the tenure of outside directors.

2.4 Director and Officer Indemnification and Liability Protection

2.4.1 Case-by-Case Basis Adviser generally reviews proposals concerning director and officer indemnification and liability protection on a case-by-case basis.

2.4.2 Liability Protection Adviser votes against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

2.4.3 Expanded Indemnification Coverage Adviser votes for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•	Only the director’s legal expenses would be covered.

2.5 Charitable Contributions Adviser votes against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

2.6 Auditors Adviser votes for proposals to ratify auditors, unless:

•	The auditors are not considered “independent” pursuant to the rules of the relevant securities exchange or the rules issued pursuant to Sarbanes-Oxley Act of 2002; or

•	Adviser has a reasonable basis to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

2.7 Proxy Contests

2.7.1 Voting for Director Nominees in Contested Elections Adviser votes in a contested election of directors on a case-by-case basis, considering the following factors:

•	Long term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	Sock ownership positions.

2.7.2 Reimburse Proxy Solicitation Expenses Adviser makes decisions to provide full reimbursement for dissidents waging a proxy contest on a case-by-case basis.

2.7.3 Proxy Contest Defenses

2.7.3.1 Board Structure: Staggered vs. Annual Elections

2.7.3.1.1 Classification Adviser votes against proposals to classify the board.

2.7.3.1.2 Repeal Classification Adviser votes for proposals to repeal classified boards and to elect all directors annually.

2.7.3.2 Shareholder Ability to Remove Directors

2.7.3.2.1 Removal for Cause Adviser votes against proposals that provide that directors may be removed only for cause

2.7.3.2.2 Removal Without Cause Adviser votes for proposals to restore shareholder ability to remove directors with or without cause.

2.7.3.2.3 Directors Filling Vacancies Adviser votes against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

2.7.3.2.4 Shareholders Filling Vacancies Adviser votes for proposals that permit shareholders to elect directors to fill board vacancies.

2.7.4 Cumulative Voting

2.7.4.1  Eliminating Cumulative Voting
Adviser votes for proposals to eliminate cumulative voting. Adviser believes directors should be chosen for their ability to serve all shareholders, without obligation to special interests. We therefore believe it is generally in the best interests of shareholders to vote for proposals to eliminate cumulative voting.

2.7.4.2 Restoring Cumulative Voting Adviser votes against proposals to permit cumulative voting.

2.7.5 Shareholder Ability to Call Special Meetings

2.7.5.1 Adding Restrictions Adviser votes against proposals to restrict or prohibit shareholder to call special meetings.

2.7.5.2 Removing Restrictions Adviser votes for proposals that remove restrictions on the right of shareholders to act independently of management.

2.7.6 Shareholder Ability to Act by Written Consent

2.7.6.1 Prohibiting Adviser votes against proposals to restrict or prohibit shareholder ability to take action by written consent.

2.7.6.2 Permitting Adviser votes for proposals to allow or make easier shareholder action by written consent.

2.7.7 Shareholder Ability to Alter the Size of the Board

2.7.7.1 Fixing Size Adviser votes for proposals that seek to fix the size of the board.

2.7.7.2 Management Discretion Adviser votes against proposals that give management the ability to alter the size of the board without shareholder approval.

2.8 Tender Offer Defenses

2.8.1 Poison Pills

2.8.1.1 Submisssion to Shareholder Ratification Adviser votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification,

2.8.1.2 Shareholder Redemption Proposals Adviser reviews on a case-by-case basis shareholder proposals to redeem a company’s poison pill,

2.8.1.3 Management Ratification Proposals Adviser reviews on a case-by-case basis management proposals to ratify a poison pill,

2.8.1.4  Guidelines
Adviser is more likely to support a poison pill with a short-term (less than three years) sunset provision, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three (3) years(so-called “TIDE” provisions).

2.8.2 Fair Price Provisions

2.8.2.1  Factors Considered
Adviser votes case-by-case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares

2.8.2.2 Lower Shareholder Vote Requirements Adviser votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

2.8.3 Greenmail

2.8.3.1 Anti-Greenmail Provisions Adviser votes for proposals to adopt anti-greenmail proposals when they are bundled with other charter or bylaw

2.8.3.2 Payment of Greenmail Adviser reviews on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

2.8.3.3 Pale Greenmail Adviser reviews on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

2.8.4 Unequal Voting Rights

2.8.4.1 Dual Class Exchange Offers Adviser votes against dual class exchange offers.

2.8.4.2 Dual Class Recapitalizations Adviser votes against dual class recapitalizations.

2.8.4.3 Supermajority Shareholder Votes to Amend the Charter or Bylaws

2.8.4.3.1  Imposing Requirements
Adviser generally votes against proposals to impose supermajority requirement and specifically will vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2.8.4.3.2 Lowering Requirements Adviser votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

2.8.4.4 Supermajority Shareholder Vote Requirement to Approve Mergers

2.8.4.4.1 Imposing Supermajority Requirements Adviser votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2.8.4.4.2 Lowering Supermajority Requirements Adviser votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

2.8.5 White Squire Placements Adviser votes for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

2.9 Miscellaneous Governance Provisions

2.9.1 Confidential Voting

2.9.1.1   Shareholder Proposals
Adviser votes for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissents do not agree, the confidential voting policy is waived.

2.9.1.2 Management Proposals Adviser votes for management proposals to adopt confidential voting.

2.9.2  Equal Access
Adviser votes for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

2.9.3   Bundled Proposals
Adviser reviews on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholder’s best interests, Adviser votes against the proposals. If the combined effect is positive, we support such proposals.

2.9.4 Shareholder Advisory Committees Adviser reviews on a case-by-case basis proposal to establish a shareholder advisory committee.

2.10 Capital Structure

2.10.1 Common Stock Authorization

2.10.1.1 Increases Adviser reviews on a case-by-case basis proposal to increase the number of shares of common stock authorized for issue.

2.10.1.2   Excessive Increases
Adviser votes against proposed common stock authorizations that increase the existing authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

2.10.2  Stock Distribution: Splits and Dividends
Adviser votes for management proposals to increase common share authorization for a stock split, provided that he split does no result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

2.10.3   Reverse Stock Splits
Adviser votes for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

2.10.4 Blank Check Preferred Authorization

2.10.4.1   Takeover Defense or Superior Voting Rights
Adviser votes for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

2.10.4.2   Unspecified Rights
Adviser reviews on a case-by-case basis proposal that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

2.10.4.3 Increase Number Adviser reviews on a case-by-case basis proposal to increase the number of authorized blank check preferred shares.

2.10.4.2   Shareholder Proposals Regarding Blank Check Preferred
Adviser votes for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

2.10.4.3 Adjust Par Value of Common Stock Adviser votes for management proposals to reduce the par value of common stock.

2.10.5    Preemptive Rights
Adviser reviews on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Adviser considers the following issues:

•	Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control - Will the transaction result in a change in control of the company?

•	Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, Adviser approves proposals that facilitate debt restructuring unless Adviser reasonably can discern clear signs of self-dealing or other abuses.

2.10.6 Share Repurchase Programs Adviser votes for management proposals to institute open-market repurchase plans in which all shareholders may participate on equal terms.

2.11 Executive and Director Compensation

2.11.1   Evaluation of Pay Plans
In general, Adviser votes on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increase in shareholder value

2.11.1.1   Dilutive Effects
In evaluating a pay plan, Adviser measures the plan's dilutive effect both on shareholder wealth and on voting power. Adviser values equity-based compensation along with the cash components of pay Adviser estimates the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation - which enables Adviser to assign a dollar value to the amount of potential shareholder wealth transfer.

2.11.1.2    Comparisons
Adviser's vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, Adviser believes that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.

2.11.1.1   Other Factors
Other factors, such as re-pricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases Adviser would vote against a plan deemed unnecessary

2.11.2 Generally

2.11.2.1 Shareholder Approval Adviser votes for proposals to submit such plans for shareholder approval.

2.11.2.2 Disfavored Features Adviser votes against plans that have any of the following structural features:

•	Ability to reprice underwater options without shareholder approval

•	Ability to issue options with an exercise price below the stock’s current market price

•	Ability to issue reload options

•	Automatic share replenishment (“evergreen”)

2.11.2.3 Guidelines

2.11.2.3.1 Aggregate Dilution Adviser generally votes against plans where total potential dilution (including all equity-based plans) exceeds 15% of the shares outstanding.

2.11.2.3.2 Option Grants Adviser generally votes against plans if annual option grants have exceeded 2% of shares outstanding.

Both the total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact Adviser may consider other factors such as the nature of the industry and the size of the company.

2.11.3 OBRA-Related Compensation Proposals: Amendments

2.11.3.1   Caps on Annual Grants
Adviser votes for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

2.11.3.2   Increases of Shares and Retain Tax Deductions
Adviser evaluates votes on Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a case-by-case basis.

2.11.4 Approval of Cash or Cash-and-Stock Bonus Plans Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 12(m) of OBRA.

2.11.5 Shareholder Proposals to Limit Executive and Director Pay

2.11.5.1 Additional Disclosure Adviser reviews on a case-by-case basis all shareholder proposals that seek additional disclosure of executive and director pay information.

2.11.5.2 Limiting Pay Adviser reviews on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

2.11.6 Golden and Tin Parachutes

2.11.6.1 Requiring Shareholder Ratification Adviser votes for shareholders proposals to have golden and tin parachutes submitted for shareholder ratification.

2.11.6.2 Generally Adviser reviews on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

2.11.7   Employee Stock Ownership Plans (ESOPs)
Adviser votes for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent (5%) of outstanding shares)

2.11.8 401(k) Employee Benefit Plans Adviser votes for proposals to implement a 401(k) savings plan for employees.

2.12 State of Incorporation

2.12.1  Voting on State Takeover Statutes
Adviser reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

2.11.2 Voting on Reincorporation Proposals Adviser examines proposals to change a company’s state of incorporation on a case-by-case basis

2.13 Mergers and Corporate Restructuring

2.13.1 Mergers and Acquisitions Adviser considers votes on mergers and acquisitions on a case-by-case basis, taking into account at least the following:

•	Anticipated financial operating benefits;

•	Offer price (cost vs. premium):

•	Prospects of the combined companies;

•	How the deal was negotiated: and

•	Changes in corporate governance and their impact on shareholder rights.

2.13.2 Corporate Restructurings

2.13.2.1 Restructurings Adviser considers corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales, on a case-by-case basis.

2.13.2.2 Spin-offs Adviser considers spin-offs on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives

2.13.2.3   Asset Sales
Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

2.13.2.4   Liquidations
Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

2.13.3 Appraisal Rights Adviser votes for proposals to restore, or provide shareholders with, rights of appraisal.

2.13.3 Changing Corporate Name Adviser votes for changing the corporate name.

2.14 Mutual Fund Proxies

2.14.1 Election of Trustees Adviser votes on trustee nominees on a case-by-case basis.

2.14.2 Investment Advisory Agreement Adviser votes on investment advisory agreements on a case-by-case basis.

2.14.3 Fundamental Investment Restrictions Adviser votes on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

2.14.4 Distribution Agreements Adviser votes on distribution agreements on a case-by-case basis.

2.15 Social and Environmental Issues

2.15.1   Impact on Shareholder Value
In general, we abstain from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

2.15.2   Additional Disclosure
In most cases, however, Adviser votes for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ social and environmental concerns.

2.15.3 Factors In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

•	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term value;

•	The percentage of sales, assets and earnings affected;

•	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

•	Whether the issues presented should be dealt with through government or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	Whether other companies have done in response to the issue;

•	Whether the proposal itself is well framed and reasonable;

•	Whether implementation of the proposal would achieve the objectives sought in the proposal; and

•	Whether the subject of the proposal is best left to the discretion of the board.

2.15.4 Social and Environmental Issues Among the social and environmental issues to which we apply this analysis are the following;

•	Energy and Environment

•	South Africa

•	Northern Ireland

•	Military Business

•	Maquiladora Standards and International Operations Policies

•	World Debt Crisis

•	Animal Rights

•	Product Integrity and Marketing

•	Human Resources Issues

Proxy Voting Procedures

1.	Discretionary Accounts

1.1   Proxy Materials
Adviser will instruct each custodian for a Discretionary Account to deliver to Adviser all proxy solicitation materials received with respect to that Discretionary Account. Adviser will review the securities held in its Discretionary Accounts on a regular basis to confirm that Adviser receives copies of all proxy solicitation materials concerning such securities. Adviser will mark each proxy solicitation with the date of its receipt by Adviser (each a "Receipt Date").

1.2   Voting
Subject to Sections 1.3 and 1.4 immediately following, Adviser, through the telephone or on the Internet or through other electronic means, will vote all proxies relating to voting portfolio security holdings of Discretionary Accounts in accordance with the policies set forth above under the heading “Proxy Voting Policies.”

1.2   Conflicts of Interest.
Due to the size and nature of the Firms’ operations and Adviser’s limited affiliations in the securities industry, Adviser does not expect that material conflicts of interest will arise between Adviser and a Discretionary Account over proxy voting.

 1.2.1  Actual Material Conflict
 Adviser recognizes, however, that such conflicts may arise from time to time, such as, for example, when Adviser or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, Adviser will vote all proxies in accordance with policies set forth above under the heading “Proxy Voting Policies.” Above.. Adviser will not place its own interests ahead of the interests of its Discretionary Accounts in voting proxies. When voting proxies, Adviser does not consider any conflicts of interest that any other affiliate of a client (such as another service provider to an investment company client) may have.

1.2.2  Specified Procedures Not Adequate
If Adviser determines that the proxy voting policies in Section 2(b) hereof do not adequately address a material conflict of interest related to a proxy, Adviser will provide the affected Client with copies of all proxy solicitation materials received by Adviser with respect to that proxy, notify that Client of the actual or potential conflict of interest and of Adviser’s intended response to the proxy request (which response will be in accordance with the policies set forth above under the heading “Proxy Voting Policies.” above), and request that the Client consent to Adviser’s intended response.

1.2.2.1   Investment Fund
With respect to any Investment Fund of which Adviser serves as manager or general partner or in a similar capacity and which is not an Investment Fund that is registered as an investment company with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "ICA")(such Investment Fund a "Registered Fund"), Adviser will provide the foregoing notices to all investors in the Investment Fund and request the consent of a majority in interest of such investors.

1.2.2.1.1   Minority Objection or No Response
If the Client (or a majority in interest of the investors in an Investment Fund) consents to Adviser’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, Adviser will vote the proxy as described in the notice.

1.2.2.1.2   Majority Response
If the Client (or a majority in interest of the investors in an Investment Fund) objects to Adviser’s intended response, Adviser will vote the proxy as directed by the Client (or a majority in interest of the investors in an Investment Fund).

1.2.2.2  Registered Fund
With respect to any Registered Fund for which Adviser acts as an investment adviser or similar capacity, Adviser will provide the foregoing notices to the Registered Fund's board of directors or trustees who are not "interested persons" of such Registered Fund, Adviser or the Registered Fund's principal underwriter within the meaning of the ICA (each an "Independent Director") and request the consent of a majority of such Independent Directors.

1.2.2.2.1    Minority Objection or No Response
If a majority of the Independent Directors of the Registered Fund consents to Adviser’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, Adviser will vote the proxy as described in the notice.

1.2.2.2.2 Majority Objection If a majority of the Independent Directors objects to Adviser’s intended response, Adviser will vote the proxy as directed by a majority of the Independent Directors.

1.3   Shareholder Proposals by Adviser.
Adviser will submit a shareholder proposal on behalf of an Investment Fund only if Adviser believes that the proposal would provide a substantial overall benefit to the Investment Fund. Adviser will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account Client or with that Client’s prior written consent. Adviser will vote any shares in a Discretionary Account on behalf of a proposal submitted by Adviser in accordance with Sections 2(b) and (c) hereof, unless otherwise directed by the Discretionary Account Client.

3.2 Proxy Vote Summaries

1.4.1.  Non-Registered Fund Client
At the request of a Discretionary Account Client or an investor in an Investment Fund (other than a Registered Fund), Adviser will provide that person with a report summarizing all proxy solicitations Adviser received with respect to that Discretionary Account during the period requested by that person and the action taken by Adviser on each such proxy.

1.4.2.   Registered Fund Client
With respect to the proxy votes in respect of the portfolio securities a Registered Fund, Adviser will provide that Registered Fund with the information required to be disclosed by that Registered Fund pursuant to Rule 30b1-4 of the ICA and SEC Form N-PX promulgated thereunder, including:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (unless not available through reasonably practical means, e.g., in the case of certain foreign issuers);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the registrant cast its vote on the matter;

•	How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the registrant cast its vote for or against management.

2.
Non-Discretionary Accounts
Adviser promptly will forward any proxy solicitation materials concerning securities held in a Non-Discretionary Account that Adviser receives at least five business days before the applicable proxy voting deadline to the appropriate client. Adviser will vote any such proxy as directed by that client. At a client’s request, Adviser may, but is not obligated to, advise that client with respect to the voting of any proxy. No advice concerning the voting of any proxy may be provided to any client unless such advice has been approved by the Proxy Control Officer.

3.	Records

3.1 Proxy Vote-Related Materials Adviser will keep a copy of:

•	Each proxy statement it receives regarding securities held in Discretionary Accounts

•	A record of each vote cast by Adviser with respect to securities in each Discretionary Account

•	Any document created by Adviser that is material to Adviser’s decision on voting a proxy or that describes the basis for that decision

•
Each written request from a Discretionary Account client or an investor in an Investment Fund (other than a registered Fund) for information about how Adviser votes proxies of that Discretionary Account or Investment Fund

•	Each written response by Adviser to any oral or written request from a Discretionary Account client or an investor in an Investment Fund other than a Registered Fund for such information

•	With respect to a Registered Fund the information required by the immediately preceding bulleted paragraph.

3.2  Delegation of Recordkeeping
Adviser may delegate to a third party the duty to keep the records identified in the first two bulleted paragraphs of Section 3.1 if that third party agrees to furnish such records to Adviser and, with respect to any records pertaining to any Registered Fund, to that Registered Fund, promptly on request, and agrees that such records pertaining to the Registered Fund proxy voting are the property of Adviser and that Registered Fund.

3.2   Preservation of Records
Each such record will be maintained by Adviser or such third party for at least six years from the end of the fiscal year during which the last entry is made in that record, and for the first two years in Adviser’s office (or such third party's office, as the case may be). Adviser or such third party may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC’s EDGAR system.

Appendix IA-I.A.4I -- Exhibit A: ISS Proxy Voting Guidelines Summary
Adviser condensed the following from the Proxy Voting Manual prepared by Institutional Shareholder Services, Inc. (“ISS”), which provides proxy voting research and recommendations on proxy voting issues as well as proxy voting services.

Operational Items

Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name
  Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
An auditor has a financial interest in or association with the company, and is therefore not independent
Fees for non-audit services are excessive, or
There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as a voting item.

Board of Directors Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board.

However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

Attend less than 75 percent of the board and committee meetings without a valid excuse
Implement or renew a dead-hand or modified dead-hand poison pill
Ignore a shareholder proposal that is approved by a majority of the shares outstanding
Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
Failed to act on takeover offers where the majority of the shareholders tendered their shares
Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
Are audit committee members and the non-audit fees paid to the auditor are excessive.
Are inside directors or affiliated outside directors and the full board is less than majority independent
Sit on more than six boards
Are members of a compensation committee that has allowed a pay- for-performance disconnect as described in Section 8 (Executive and Director Compensation).

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
• The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
• Only if the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)
Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties · Two-thirds independent board
All-independent key committees
Established governance guidelines

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access
Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership leve l of executives.

Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Proxy Contests Voting for Director Nominees in Contested Elections Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
Long-term financial performance of the target company relative to its industry
Management’s track record • Background to the proxy contest
Qualifications of director nominees (both slates)
Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

Anti-takeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Mergers and Corporate Restructurings Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors: • Purchase price • Fairness opinion • Financial and strategic benefits • How the deal was negotiated • Conflicts of interest • Other alternatives for the business • Noncompletion risk.

Asset Sales
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
Impact on the balance sheet/working capital
Potential elimination of diseconomies
Anticipated financial and operating benefits
Anticipated use of funds
Value received for the asset Fairness opinion How the deal was negotiated Conflicts of interest.

Bundled Proposals
Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities
Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

Dilution to existing shareholders' position
Terms of the offer
Financial issues
Management's efforts to pursue other alternatives
Control issues
Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following
The reasons for the change
Any financial or tax benefits
Regulatory benefits
Increases in capital structure
Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Joint Ventures
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

Liquidations
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
Prospects of the combined company, anticipated financial and operating benefits
Offer price
Fairness opinion
How the deal was negotiated
Changes in corporate governance
Change in the capital structure
Conflicts of interest.

Private Placements/Warrants/Convertible Debentures
Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
Tax and regulatory advantages
Planned use of the sale proceeds
Valuation of spinoff
Fairness opinion
Benefits to the parent company
Conflicts of interest
Managerial incentives
Corporate governance changes
Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

State of Incorporation Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions
Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions
Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions
Vote FOR proposals to opt out of state freeze-out provisions.

Greenmail
Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Proposals to change a company's state of incorporation should be evaluated on a CASEBY- CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Anti-takeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Capital Structure Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
It is intended for financing purposes with minimal or no dilution to current shareholders
It is not designed to preserve the voting power of an insider or significant shareholder Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights.

In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

Executive and Director Compensation
Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

ISS' model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:
Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
Cash compensation, and
Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three- year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

Director Compensation
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar- for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans
Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following: • Historic trading patterns • Rationale for the re-pricing • Value-for-value exchange • Option vesting • Term of the option • Exercise price • Participation.

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:
Purchase price is at least 85 percent of fair market value
Offering period is 27 months or less, and
The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST employee stock purchase plans where any of the following apply:
Purchase price is less than 85 percent of fair market value, or
Offering period is greater than 27 months, or
The number of shares allocated to the plan is more than ten percent of the outstanding shares

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options
Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)
The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

Golden Parachutes and Executive Severance Agreements
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
The parachute should be less attractive than an ongoing employment opportunity with the firm
The triggering mechanism should be beyond the control of management
The amount should not exceed three times base salary plus guaranteed benefits

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account: • The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products), • The availability and feasibility of alternatives to animal testing to ensure product safety, and • The degree that competitors are using animal- free testing.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:
The company has already published a set of animal welfare standards and monitors compliance
The company’s standards are comparable to or better than those of peer firms, and
There are no serious controversies surrounding the company’s treatment of animals

Drug Pricing
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
Whether the proposal focuses on a specific drug and region • Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending
Whether the company already limits price increases of its products
Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
The extent that peer companies implement price restraints

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs ·
Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure
The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns
Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account: ·
The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees
The company’s existing healthcare policies, including benefits and healthcare access for local workers
Company donations to healthcare providers operating in the region

Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:
The company’s actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations
The company’s initiatives in this regard compared to those of peer companies

Predatory Lending
Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
Whether the company has adequately disclosed the financial risks of its sub-prime business
Whether the company has been subject to violations of lending laws or serious lending controversies
Peer companies’ policies to prevent abusive lending practices.

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:
Second-hand smoke:
Whether the company complies with all local ordinances and regulations
The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness
The risk of any health-related liabilities.
Advertising to youth
Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
Whether the company has gone as far as peers in restricting advertising • Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
Whether restrictions on marketing to youth extend to foreign countries
Cease production of tobacco-related products or avoid selling products to tobacco companies:
The percentage of the company’s business affected
The economic loss of eliminating the business versus any potential tobacco-related liabilities.
Spinoff tobacco-related businesses:
The percentage of the company’s business affected
The feasibility of a spinoff
Potential future liabilities related to the company’s tobacco business.

Stronger product warnings: Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks: Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
Whether there are publicly available environmental impact reports
Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills
The current status of legislation regarding drilling in ANWR.

CERES Principles
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
Environmentally conscious practices of peer companies, including endorsement of CERES
Costs of membership and implementation.

Environmental-Economic Risk Report
Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:
Approximate costs of complying with current or proposed environmental laws
Steps company is taking to reduce greenhouse gasses or other environmental pollutants
Measurements of the company’s emissions levels
Reduction targets or goals for environmental pollutants including greenhouse gasses

Environmental Reports
Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming
Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:
The company’s level of disclosure lags that of its competitors, or
The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
The nature of the company’s business and the percentage affected
The extent that peer companies are recycling
The timetable prescribed by the proposal
The costs and methods of implementation
Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
The nature of the company’s business and the percentage affected
The extent that peer companies are switching from fossil fuels to cleaner sources
The timetable and specific action prescribed by the proposal
The costs of implementation
The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

Sustainability Report
Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:
A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or
A report based on Global Reporting Initiative (GRI) or similar guidelines.

Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless:
The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or
The company has publicly committed to using the GRI format by a specific date

GENERAL CORPORATE ISSUES

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
The relevance of the issue to be linked to pay
The degree that social performance is already included in the company’s pay structure and disclosed
The degree that social performance is used by peer companies in setting pay
Violations or complaints filed against the company relating to the particular social performance measure
Artificial limits sought by the proposal, such as freezing or capping executive pay
Independence of the compensation committee
Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
The company is in compliance with laws governing corporate political activities, and
The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions.

Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles
Vote AGAINST proposals to implement the China Principles unless:
There are serious controversies surrounding the company’s China operations, and
The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:
The nature and amount of company business in that country
The company’s workplace code of conduct
Proprietary and confidential information involved
Company compliance with U.S. regulations on investing in the country
Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
Agreements with foreign suppliers to meet certain workplace standards
Whether company and vendor facilities are monitored and how
Company participation in fair labor organizations
Type of business
Proportion of business conducted overseas
Countries of operation with known human rights abuses
Whether the company has been recently involved in significant labor and human rights controversies or violations
Peer company standards and practices
Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
The company does not operate in countries with significant human rights violations
The company has no recent human rights controversies or violations, or
The company already publicly discloses information on its vendor standards compliance.

MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
Company compliance with or violations of the Fair Employment Act of 1989
Company antidiscrimination policies that already exceed the legal requirements
The cost and feasibility of adopting all nine principles
The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
The potential for charges of reverse discrimination
The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
The level of the company’s investment in Northern Ireland
The number of company employees in Northern Ireland
The degree that industry peers have adopted the MacBride Principles
Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
Whether the company has in the past manufactured landmine components
Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
What weapons classifications the proponent views as cluster bombs
Whether the company currently or in the past has manufactured cluster bombs or their components
The percentage of revenue derived from cluster bomb manufacturing
Whether the company’s peers have renounced future production

Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non- military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in Nations Sponsoring Terrorism (Iran)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company’s financial and reputational risks from its operations in Iran, taking into account current disclosure on:
The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption
Compliance with U.S. sanctions and laws

Spaced-Based Weaponization
Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:
The information is already publicly available or
The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:
The board composition is reasonably inclusive in relation to companies of similar size and business or
The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
The degree of board diversity
Comparison with peer companies
Established process for improving board diversity
Existence of independent nominating committee
Use of outside search firm • History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:
The company has well-documented equal opportunity programs
The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling
Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:
The composition of senior management and the board is fairly inclusive
The company has well-documented programs addressing diversity initiatives and leadership development
The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

MARKETOCRACY FUNDS
PART C
OTHER INFORMATION

Item 23.     EXHIBITS

(a)	Declaration of Trust
(i)	Certificate of Amendment of Certificate of Trust[2]
(ii)	Amended and Restated Agreement and Declaration of Trust[2]
(b)	Amended and Restated Bylaws[2]
(c)	Instruments Defining Rights of Security Holders— Incorporated by reference to the Amended and Restated Agreements and Declaration of Trust and Amended and Restated Bylaws

(d)	Advisory Agreement
(i)	Investment Advisory Agreement between the Trust and Marketocracy Capital Management LLC [3]

(e)	Underwriting Agreement [4].
(f)	Bonus or Profit Sharing Contracts - Not applicable.
(g)	Custody Agreement
(i)	Custody Agreement between Marketocracy Capital Management LLC and Union Bank of California, N.A. [5]

(h)	Other Material Contracts
(i)	Administration Agreement between the Trust and Marketocracy Capital Management, LLC [6]

(ii)	Transfer Agent Servicing Agreement [1]

(iii)	Fund Accounting Servicing Agreement [1]

(iv)	Power of Attorney [7]

(i)	Opinion and Consent of Counsel [4]
(j)	Consent of Independent Public Accountants - filed herewith.
(k)	Omitted Financial Statements - Not applicable.
(l)	Agreement Relating to Initial Capital [1]
(m)	Rule 12b-1 Plan - Not applicable.
(n)	Rule 18f-3 Plan - Not applicable.
(o)	Reserved
(p)	Code of Ethics [4]
[1]	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 of Form N-1A filed October 14, 1999 (File Nos. 333-82833 and 811-09445)
[2]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 of Form N-1A filed October 13, 2000 (File Nos. 333-82833 and 811-09445).
[3]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 of Form N-1A filed December 20, 2000 (File Nos. 333-82833 and 811-09445).
[4]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 of Form N-1A filed September 23, 2003 (File Nos. 333-82833 and 811-09445).
[5]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 9 of Form N-1A filed October 18, 2004 (File Nos. 333-82833 and 811-09445).
[6]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 of Form N-1A filed August 23, 2005 (File Nos. 333-82833 and 811-09445).
[7]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 of Form N-1A filed October 27, 2005 (File Nos. 333-82833 and 811-09445).

Item 24.     Persons Controlled by or Under Common Control with Registrant.
No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.     Indemnification.

Reference is made to Article VII, Section 7.02 of the Registrant’s Agreement and Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 26.     Business and Other Connections of the Investment Adviser

The table below indicates other business connections of Marketocracy Capital Management LLC (“MCM”), the investment adviser for The Masters 100SM Fund.

Name	Position with MCM	Other Business Connections	Type of Business
Ken W. Kam	President and Sole Manager	CEO of Marketocracy, Inc.	Marketocracy, Inc. is a holding company of two subsidiaries: MCM—a registered investment adviser, and Marketocracy Data Services—a financial publisher and website operator.

Item 27.     Principal Underwriters.

(a)
Rafferty Capital Markets, Inc., 59 Hilton Avenue, Suite 101, Garden City, New York 11530, serves as principal underwriter for the Potomac Funds, Badgley Funds, Texas Capital Value Funds, Bremer Investment Funds, Inc., Berkshire Funds and Leuthold Funds.

(b)	The director and officers of Rafferty Capital Markets, Inc. are:

(i) Name	Positions and Offices With Underwriter	Position and Offices With Registrant
Thomas A. Mulrooney	President	None
Lawrence C. Rafferty	Director	None
Stephen P. Sprague	CFO/FINOP	None

The principal business address of each of the persons listed above is Hilton Avenue, Suite 101, Garden City, New York 11530.

(c)	Not applicable.

Item 28.     Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the physical possession of the Marketocracy Funds’ investment adviser, administrator, custodian, subcustodian, or transfer agent.

Item 29.     Management Services Not Discussed in Parts A and B.

Inapplicable

Item 30.     Undertakings.

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to the Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo and the State of California on the 26th day of October, 2006.

MARKETOCRACY FUNDS

By: /s/ Kendrick W. Kam*
                                                                                                    Kendrick W. Kam, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on October 26, 2006.

Signature	Title
/s/ Kendrick W. Kam* Kendrick W. Kam	President and Trustee
/s/ Arthur L. Roth* Arthur L. Roth	Trustee, Chairman of the Board
/s/ William J. Scilacci* William J. Scilacci	Trustee
/s/ Ashley E. Boren** Ashley E. Boren	Trustee

* By /s/ Jim Matel
Jim Matel
Signed as attorney-in-fact pursuant to
a Power of Attorney filed October 27, 2005.

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Independent Public Accountants	EX 99.j